Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Monthly Operating Report

For the Period February 1, 2014 through February 28, 2014

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR-1a	X
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Banks Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statement of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post-Petition Taxes				X
Summary of Unpaid Post-Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ Ian T. Blackley	April 15, 2014
Ian T. Blackley	Date
Senior Vice President, Chief Financial Officer and Treasurer
Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. The statements contained herein (including estimates) other than historical data and information constitute forward-looking statements. These statements involve risks, assumptions and uncertainties that could cause the Debtors’ actual results to differ materially from those stated or implied by such forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this Monthly Operating Report.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 1 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes

Introduction – On November 14, 2012, Overseas Shipholding Group, Inc. and its affiliated Debtors in the above referenced chapter 11 cases, filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are operating their business and managing their property as debtors-in-possession pursuant to the Bankruptcy Code. The Company prepared this Monthly Operating Report relying primarily upon the information set forth in its books and records. Consequently, certain transactions that are not identified in the normal course of business in its books and records may not be included in this Monthly Operating Report. Nonetheless, in preparing this Monthly Operating Report, the Company made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR. Unless otherwise noted, all amounts are in thousands.

Unaudited Condensed Consolidated Financial Statements – The unaudited condensed consolidated financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Overseas Shipholding Group, Inc.’s (the “Company”) unaudited condensed consolidated financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852 and have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework. The unaudited condensed consolidated financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 2 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position, and cash flows of the Company in the future. The financial statements do not reflect the Company’s potential termination cost of the OSG Ship Management (UK) Ltd. single employer pension plan or multi-employer pension plans should the plans be terminated on a full buy-out basis. The single employer plan termination liability is estimated to be approximately $32.6 million based on current interest rates, and the current estimated underfunding of the plan is estimated to be approximately $11.2 million as of December 31, 2013. The multi-employer pension plans approximate a solvency deficit estimated to be approximately $14.9 million as of March 31, 2011.

On February 11, 2013, the Internal Revenue Service (the “IRS”) filed a proof of claim, claim number 82, in the Overseas Shipholding Group, Inc. (“OSG”) bankruptcy case (Case 12-20000-PJW) in the aggregate liquidated amount of $463,013,177.63 that the Company believes was in respect of the tax effects of the cumulative potential deemed dividends, including interest to the Petition Date, asserting priority treatment under Bankruptcy Code section 507(a)(8). On January 21, 2014, the IRS filed with the Bankruptcy Court-appointed claims agent claim number 1658, an amended proof of claim (the “Second Amended Proof of Claim”), a priority claim against OSG for corporate income tax and interest for the years 2004, 2005, 2009, 2010 and 2011, in the amount of $255,760,439.22. The Second Amended Proof of Claim amends claim 1654, in the amount of $264,277,962.29 filed by the IRS on December 19, 2013, which amended claim number 82, in the amount of $463,013,177.63. On December 19, 2013, the IRS additionally filed with the Bankruptcy Court-appointed claims agent claim number 1653, an amended administrative claim (the “Amended Administrative Claim”), an administrative claim against OSG for corporate income tax, interest and penalties for 2012, in the amount of $1,659,739.94. The Amended Administrative Claim amends claim number 1650, in the amount of $1,654,764.80. More information regarding the Amended Proof of Claim and the Amended Administrative Claim is available in the Company’s Current Report on Form 8-K dated December 19, 2013.

Intercompany Balances – Receivables and payables between the Debtors and between Debtors and non-debtor subsidiaries are eliminated in the unaudited condensed consolidated financial statements. However, receivables and payables between Debtors and between Debtors and non-debtor subsidiaries are reflected as separate line items in the Company’s unaudited condensed consolidating balance sheets attached hereto in Appendix C. No conclusion as to the legal obligation related to the intercompany transactions resulting in these balances is made by the presentation herein. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2013 were reflected in December 2013.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 3 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The Company cannot provide assurance relating to the value of the claims that will ultimately be allowed by the Bankruptcy Court. ASC Topic 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts.

The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determination of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts or unexpired leases, continued reconciliation or other events. Included within liabilities subject to compromise as of February 28, 2014 are the estimations of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors, and the Debtors ceased performing under the charters prior to February 28, 2014.

Net Book Value of Assets – It would be an inefficient use of estate assets for the Debtors to obtain current market valuations of all of their assets. Accordingly, unless otherwise indicated, the values for assets contained in this Monthly Operating Report are net book values as of the end of the month. The net book values of the Company’s assets as of February 28, 2014 reflect impairment charges taken on goodwill and intangible assets and fifteen of the Company’s vessels in conjunction with held-for-use impairment testing performed by the Company during the preparation of its consolidated financial statements for the period ended December 31, 2013 under U.S. GAAP. The net book values as of the end of the month are subject to future adjustment for possible impairment based on conditions that existed as of the end of the reporting period. Consequently, amounts ultimately realized from a potential disposition of the Debtors’ assets may materially vary from the stated net book value. Unless otherwise noted, this Monthly Operating Report reflects the carrying value of the assets as currently recorded on the Debtors’ books and records as of the end of the reporting period and are not based upon any estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset or liability set forth herein.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 4 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Costs Associated with Exit or Disposal Activities – On January 13, 2014, the Company announced that certain subsidiaries of OSG that own or charter-in 33 vessels in OSG’s International Flag fleet (“Core International Flat Fleet”) intend to outsource certain management services, including, but not limited to, the technical management, certain aspects of commercial management and crew management of the Core International Flag Fleet to V. Ships UK Limited. OSG expects to incur approximately $34,000 in total expenses related to the transition to the outsourcing arrangement. Of this estimated $34,000 amount, approximately $21,000 is expected to be related to employee transition and termination benefits and similar transition and termination costs, and approximately $13,000 is expected to be related to set-up, wind-down and transitions costs and is being accrued over the remaining service periods commencing in February 2014. The estimates contained herein are subject to uncertainty. The financial statements contained in this Monthly Operating Report therefore do not reflect all of these costs.

Plan Support Agreement – On February 12, 2014, the Debtors entered into a plan support agreement (as amended, the “Plan Support Agreement”) among the Debtors and certain of the lenders (the “Consenting Lenders”) holding an aggregate of approximately 60% of amounts outstanding under the Company’s Unsecured Revolving Credit Facility. The Plan Support Agreement requires the Consenting Lenders to support and vote in favor of a proposed plan of reorganization of the Debtors (the “Plan”) consistent with the terms and conditions set forth in the term sheet attached as an exhibit to and incorporated into the Plan Support Agreement (as amended, the “Term Sheet”).

As a result of additional lenders acceding to the Plan Support Agreement, as of February 27, 2014, lenders holding approximately 72% of amounts outstanding under the Unsecured Revolving Credit Facility are now Consenting Lenders. On February 27, 2014, the Debtors and the Consenting Lenders entered into an amendment to the Plan Support Agreement (the “Amendment”). The Amendment increases the amount to be raised by the Company through the rights offering and exit financing contemplated by the Plan Support Agreement as further described below.

The Term Sheet, provides, among other things, that pursuant to the Plan, creditors’ allowed non-subordinated claims against the Debtors other than claims under the Unsecured Revolving Credit Facility, will be paid in full, in cash, including post-petition interest, and holders of equity interests and claims subordinated pursuant to section 510(b) of the Bankruptcy Code would receive a combination of shares of one class of common stock, par value $0.001 per share issued by reorganized OSG (the “Reorganized OSG Stock”) and warrants with an exercise price of $0.01 issued by reorganized OSG to holders of claims that do not comply with the Jones Act citizenship requirements but are otherwise entitled to receive Reorganized OSG Stock under the plan (the “Reorganized OSG Jones Act Warrants”) valued at $61,400, subject to dilution on account of a management and director incentive program and the Rights Offering (as defined below). Under the Plan reflected in the Term Sheet, holders of claims arising out of the Unsecured Revolving Credit Facility will receive their pro rata share of stock and warrants of the reorganized OSG. In addition, the Term Sheet provides that under the Plan, the 7.50% Unsecured Senior Notes due in 2024 issued by OSG and the 8.125% Unsecured Senior Notes due in 2018 issued by OSG will be reinstated, following payment of outstanding interest.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 5 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The Term Sheet further provides that pursuant to the Plan, the Company will raise $300,000 through a rights offering (the “Rights Offering”) of Reorganized OSG Stock and Reorganized OSG Jones Act Warrants to the holders of claims arising out of the Unsecured Revolving Credit Facility, which Rights Offering will be back-stopped by the Consenting Lenders or their designees. The Plan further contemplates that the Company will raise $735,000 in secured exit financing. The proceeds of the Rights Offering and such exit financing will enable the Debtors to satisfy the secured claims of Danish Ship Finance (“DSF”) and the Export-Import Bank of China (“CEXIM”) in full, in cash. As a result, the Debtors withdrew their previously-announced motion for authorization to sell the vessels over which CEXIM has security interests. The Plan Support Agreement, as amended, remains subject to the approval of the Bankruptcy Court.

On February 28, 2014, the Debtors and the Consenting Lenders (each Consenting Lender, a “Commitment Party”) entered into an equity commitment agreement dated February 28, 2014 (the “Equity Commitment Agreement”) setting forth, among other things, the terms of the Rights Offering. Under the Rights Offering, each lender who is the beneficial owner of claims arising out of the Unsecured Revolving Credit Facility as of the date specified in the procedures with respect to the Rights Offering (the “Rights Offering Procedures”, the form of which are set forth in the Equity Commitment Agreement) that are approved by the Bankruptcy Court (each such lender, an “Eligible Participant”) will be offered the right to purchase up to its pro rata share of Reorganized OSG Stock and Reorganized OSG Jones Act Warrants for $19.51 per share or warrant. Each Eligible Participant will also be offered the right to purchase Reorganized OSG Stock and Reorganized OSG Jones Act Warrants in an oversubscription rights offering, subject to certain limitations and caps, in the event that other Eligible Participants do not elect to purchase their pro rata share of Reorganized OSG Stock and Reorganized OSG Jones Act Warrants in connection with the Rights Offering (such rights, the “Unsubscribed Rights”). To ensure that OSG raises $300 million in connection with the Rights Offering, the Equity Commitment Agreement further provides that each Commitment Party has committed to subscribe for any Unsubscribed Rights in proportion to its Subscription Commitment Percentage (as defined in the Equity Commitment Agreement). Subject to Bankruptcy Court’s approval, in consideration for entering into this commitment, the Commitment Parties will receive (i) a fee paid promptly following the effective date of the Plan allocated among the Commitment Parties, at each Commitment Party’s option, either in the form of (x) shares or warrants of reorganized OSG, equal to 5% of the aggregate amount raised in the Rights Offering or (y) the cash equivalent thereof and (ii) reimbursement of all reasonably documented out-of-pocket costs and expenses. If the transactions contemplated by the Equity Commitment Agreement are consummated, OSG will use the proceeds of the sale of the Reorganized OSG Stock and Reorganized OSG Jones Act Warrants to fund payments under the Plan. Among other things, these proceeds will enable the Debtors to retain the vessels pledged to secure the claims of CEXIM and DSF, which claims will be repaid in full in cash. The Equity Commitment Agreement remains subject to the approval of the Bankruptcy Court.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 6 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The Consenting Lenders may terminate the Plan Support Agreement under certain circumstances, including, but not limited to, if the Debtors fail to achieve certain milestones for seeking confirmation and effectiveness of the Plan within certain time periods specified in the Plan Support Agreement including, inter alia, filing a Plan and disclosure statement with the Bankruptcy Court by March 7, 2014 (which has occurred), the entry of an order by the Bankruptcy Court approving the disclosure statement by May 16, 2014 and the entry of an order by the Bankruptcy Court confirming the Plan by June 20, 2014.

The Debtors may terminate the Plan Support Agreement under certain circumstances, including, but not limited to, if the Debtors, in the exercise of their fiduciary duty, (i) reasonably determine that the Plan is not in the best interests of the Debtors’ estates or (ii) receive an unsolicited proposal for an alternative plan that the Debtors reasonably determine to be more favorable to the Debtors’ estates than the Plan.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 7 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1

Overseas Shipholding Group, Inc.

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period February 1, 2014 through February 28, 2014

(in thousands of dollars)

Beginning Cash Balance	607,654

Cash Receipts:
Vessel Related Receipts	86,468
Other Receipts[1]	3,536
Total Receipts	90,004

Cash Disbursements:
Vessel Related Disbursements[2]	56,326
General and Administrative:
Compensation & Benefits	4,216
Other General & Administrative	3,419
Taxes	52
Restructuring Costs and Adequate Protection Payments	8,917
U.S. Trustee Fees	0
Other Disbursements	456
Total Disbursements	73,386

Ending Cash Balance[3]	624,272

1 Other Receipts includes items such as distributions from joint ventures, reimbursements from joint ventures for expenses paid on their behalf, pool commissions, insurance claim receipts and other miscellaneous refunds and receipts.

2 Includes expenses paid on behalf of joint ventures.

3 Includes approximately $22.3 million of cash restricted under secured debt facilities, but excludes approximately $10 million of additional restricted cash included in other current assets in the unaudited condensed consolidated balance sheets.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 8 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period February 1, 2014 through February 28, 2014

	Filing Entities:	Case #	Total Disbursements
1	Overseas Shipholding Group, Inc.	12-20000	$1,494,578
2	OSG International, Inc.	12-20001	2,351,592
3	OSG Bulk Ships, Inc.	12-20002	1,169,371
4	1372 Tanker Corporation	12-20003	838,765
5	Africa Tanker Corporation	12-20004	158,628
6	Alcesmar Limited	12-20005	385,947
7	Alcmar Limited	12-20006	583,931
8	Alpha Suezmax Corporation	12-20007	12,212
9	Alpha Tanker Corporation	12-20008	213
10	Amalia Product Corporation	12-20009	231,092
11	Ambermar Product Carrier Corporation	12-20010	230,477
12	Ambermar Tanker Corporation	12-20011	817
13	Andromar Limited	12-20012	231,616
14	Antigmar Limited	12-20013	237,868
15	Aqua Tanker Corporation	12-20014	3,519
16	Aquarius Tanker Corporation	12-20015	13,944
17	Ariadmar Limited	12-20016	234,787
18	Aspro Tanker Corporation	12-20017	966
19	Atalmar Limited	12-20018	930,300
20	Athens Product Tanker Corporation	12-20019	608,037
21	Atlas Chartering Corporation	12-20020	22,842
22	Aurora Shipping Corporation	12-20021	4,105,386
23	Avila Tanker Corporation	12-20022	784
24	Batangas Tanker Corporation	12-20023	222,674
25	Beta Aframax Corporation	12-20024	15,643

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 9 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period February 1, 2014 through February 28, 2014

	Filing Entities:	Case #	Total Disbursements
26	Brooklyn Product Tanker Corporation	12-20025	24,082
27	Cabo Hellas Limited	12-20026	469,673
28	Cabo Sounion Limited	12-20027	188,245
29	Caribbean Tanker Corporation	12-20028	275,006
30	Carina Tanker Corporation	12-20029	14,540
31	Carl Product Corporation	12-20030	194,232
32	Concept Tanker Corporation	12-20031	374,933
33	Crown Tanker Corporation	12-20032	199
34	Delphina Tanker Corporation	12-20033	-
35	Delta Aframax Corporation	12-20034	203,261
36	DHT Ania Aframax Corp.	12-20035	900
37	DHT Ann VLCC Corp.	12-20036	19,019
38	DHT Cathy Aframax Corp.	12-20037	7,980
39	DHT Chris VLCC Corp.	12-20038	16,062
40	DHT Rebecca Aframax Corp.	12-20039	1,106
41	DHT Regal Unity VLCC Corp.	12-20040	9,018
42	DHT Sophie Aframax Corp.	12-20041	38,614
43	Dignity Chartering Corporation	12-20042	21,362
44	Edindun Shipping Corporation	12-20043	-
45	Eighth Aframax Tanker Corporation	12-20044	282,209
46	Epsilon Aframax Corporation	12-20045	257,552
47	First Chemical Carrier Corporation	12-20046	4,382
48	First LPG Tanker Corporation	12-20047	4,188
49	First Union Tanker Corporation	12-20048	249,188
50	Fourth Aframax Tanker Corporation	12-20049	749,637

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 10 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period February 1, 2014 through February 28, 2014

	Filing Entities:	Case #	Total Disbursements
51	Front President Inc.	12-20050	297,988
52	Goldmar Limited	12-20051	183,268
53	GPC Aframax Corporation	12-20052	16,155
54	Grace Chartering Corporation	12-20053	5,599
55	International Seaways, Inc.	12-20054	2,148,277
56	Jademar Limited	12-20055	228,837
57	Joyce Car Carrier Corporation	12-20056	9,395
58	Juneau Tanker Corporation	12-20057	5,395
59	Kimolos Tanker Corporation	12-20058	884,767
60	Kythnos Chartering Corporation	12-20059	975,497
61	Leo Tanker Corporation	12-20060	14,208
62	Leyte Product Tanker Corporation	12-20061	346,707
63	Limar Charter Corporation	12-20062	21,493
64	Luxmar Product Tanker Corporation	12-20063	429,094
65	Luxmar Tanker LLC	12-20064	33,065
66	Majestic Tankers Corporation	12-20065	284,344
67	Maple Tanker Corporation	12-20066	411,788
68	Maremar Product Tanker Corporation	12-20067	35
69	Maremar Tanker LLC	12-20068	29,213
70	Marilyn Vessel Corporation	12-20069	282
71	Maritrans General Partner Inc.	12-20070	-
72	Maritrans Operating Company L.P.	12-20071	15,875
73	Milos Product Tanker Corporation	12-20072	209,557
74	Mindanao Tanker Corporation	12-20073	36,458
75	Mykonos Tanker LLC	12-20074	661,442

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 11 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period February 1, 2014 through February 28, 2014

	Filing Entities:	Case #	Total Disbursements
76	Nedimar Charter Corporation	12-20075	13,523
77	Oak Tanker Corporation	12-20076	387,743
78	Ocean Bulk Ships, Inc.	12-20077	4
79	Oceania Tanker Corporation	12-20078	77,815
80	OSG 192 LLC	12-20079	48,633
81	OSG 209 LLC	12-20080	74,567
82	OSG 214 LLC	12-20081	127,106
83	OSG 215 Corporation	12-20082	73
84	OSG 242 LLC	12-20083	79,459
85	OSG 243 LLC	12-20084	76,357
86	OSG 244 LLC	12-20085	58,588
87	OSG 252 LLC	12-20086	97,606
88	OSG 254 LLC	12-20087	47,582
89	OSG 300 LLC	12-20088	25
90	OSG 400 LLC	12-20089	8,728
91	OSG America L.P.	12-20090	23
92	OSG America LLC	12-20091	136
93	OSG America Operating Company LLC	12-20092	803,033
94	OSG Car Carriers, Inc.	12-20093	4,080
95	OSG Clean Products International, Inc.	12-20094	30
96	OSG Columbia LLC	12-20095	207,865
97	OSG Constitution LLC	12-20096	1,673
98	OSG Courageous LLC	12-20097	235,990
99	OSG Delaware Bay Lightering LLC	12-20098	1,626,118
100	OSG Discovery LLC	12-20099	804

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 12 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period February 1, 2014 through February 28, 2014

	Filing Entities:	Case #	Total Disbursements
101	OSG Endeavor LLC	12-20100	142
102	OSG Endurance LLC	12-20101	244,634
103	OSG Enterprise LLC	12-20102	207,648
104	OSG Financial Corp.	12-20103	6,003
105	OSG Freedom LLC	12-20104	1,517
106	OSG Honour LLC	12-20105	233,583
107	OSG Independence LLC	12-20106	208,967
108	OSG Intrepid LLC	12-20107	232,285
109	OSG Liberty LLC	12-20108	6,006
110	OSG Lightering LLC	12-20109	6,895,086
111	OSG Lightering Acquisition Corporation	12-20110	1,184
112	OSG Lightering Solutions LLC	12-20111	1,569
113	OSG Mariner LLC	12-20112	142
114	OSG Maritrans Parent LLC	12-20113	66,496
115	OSG Navigator LLC	12-20114	205,918
116	OSG New York, Inc.	12-20115	415,551
117	OSG Product Tankers AVTC, LLC	12-20116	30
118	OSG Product Tankers Member LLC	12-20117	-
119	OSG Product Tankers II, LLC	12-20118	3
120	OSG Product Tankers I, LLC	12-20119	3
121	OSG Product Tankers, LLC	12-20120	5
122	OSG Quest LLC	12-20121	89
123	OSG Seafarer LLC	12-20122	406
124	OSG Ship Management, Inc.	12-20123	4,432,102
125	OSG Valour LLC	12-20124	663

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 13 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period February 1, 2014 through February 28, 2014

	Filing Entities:	Case #	Total Disbursements
126	Overseas Allegiance Corporation	12-20125	1
127	Overseas Anacortes LLC	12-20126	1,347,293
128	Overseas Boston LLC	12-20127	1,943,556
129	Overseas Diligence LLC	12-20128	236
130	Overseas Galena Bay LLC	12-20129	1,571
131	Overseas Houston LLC	12-20130	1,260,232
132	Overseas Integrity LLC	12-20131	804
133	Overseas Long Beach LLC	12-20132	1,189,634
134	Overseas Los Angeles LLC	12-20133	1,206,358
135	Overseas Martinez LLC	12-20134	1,309,467
136	Overseas New Orleans LLC	12-20135	1,302
137	Overseas New York LLC	12-20136	1,202,921
138	Overseas Nikiski LLC	12-20137	1,385,095
139	Overseas Perseverance Corporation	12-20138	225
140	Overseas Philadelphia LLC	12-20139	536
141	Overseas Puget Sound LLC	12-20140	5,064
142	Overseas Sea Swift Corporation	12-20141	5
143	Overseas Shipping (GR) Ltd.	12-20142	344,057
144	Overseas ST Holding LLC	12-20143	1,264,207
145	Overseas Tampa LLC	12-20144	1,364,555
146	Overseas Texas City LLC	12-20145	1,219,680
147	Pearlmar Limited	12-20146	238,591
148	Petromar Limited	12-20147	655,449
149	Pisces Tanker Corporation	12-20148	15,494
150	Polaris Tanker Corporation	12-20149	15,720

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 14 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period February 1, 2014 through February 28, 2014

	Filing Entities:	Case #	Total Disbursements
151	Queens Product Tanker Corporation	12-20150	36,613
152	Reymar Limited	12-20151	241,057
153	Rich Tanker Corporation	12-20152	891,479
154	Rimar Chartering Corporation	12-20153	25,041
155	Rosalyn Tanker Corporation	12-20154	240,018
156	Rosemar Limited	12-20155	276,220
157	Rubymar Limited	12-20156	27,442
158	Sakura Transport Corp.	12-20157	318,329
159	Samar Product Tanker Corporation	12-20158	321,534
160	Santorini Tanker LLC	12-20159	1,228,277
161	Serifos Tanker Corporation	12-20160	418,756
162	Seventh Aframax Tanker Corporation	12-20161	266,558
163	Shirley Tanker SRL	12-20162	283,654
164	Sifnos Tanker Corporation	12-20163	349,165
165	Silvermar Limited	12-20164	204,217
166	Sixth Aframax Tanker Corporation	12-20165	344,140
167	Skopelos Product Tanker Corporation	12-20166	1,944,864
168	Star Chartering Corporation	12-20167	405,583
169	Suezmax International Agencies, Inc.	12-20168	1,037,010
170	Talara Chartering Corporation	12-20169	19,566
171	Third United Shipping Corporation	12-20170	31,114
172	Tokyo Transport Corp.	12-20171	325,394
173	Transbulk Carriers, Inc.	12-20172	150
174	Troy Chartering Corporation	12-20173	32,620
175	Troy Product Corporation	12-20174	34,661

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 15 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period February 1, 2014 through February 28, 2014

176	Urban Tanker Corporation	12-20175	382,202
177	Vega Tanker Corporation	12-20176	2,135
178	View Tanker Corporation	12-20177	746,277
179	Vivian Tankships Corporation	12-20178	10,539
180	Vulpecula Chartering Corporation	12-20179	16,350
181	Wind Aframax Tanker Corporation	12-20180	15

		Total Disbursements	$68,310,744

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 16 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid1

For the Period February 1, 2014 through February 28, 2014

	Amounts Paid this Period			Cumulative Amount Paid Since Petition Date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Akin Gump Straus Hauer & Feld LLP	$598,020	$12,897	$610,917	$6,489,236	$223,132	$6,712,368
Bowman Gilfillan, Inc.			-	50,499	17,446	67,945
Burke & Parsons			-	447,556	10,427	457,983
Chilmark Partners, LLC	280,000	16,779	296,779	1,920,000	207,424	2,127,424
Cleary Gottlieb Steen & Hamilton LLP	1,613,453	42,043	1,655,496	18,973,538	592,053	19,565,591
Deloitte & Touche LLP	1,182,274	11,913	1,194,187	4,312,126	77,140	4,389,266
Deloitte Tax LLP	415,135	1,108	416,243	4,348,373	13,718	4,362,091
Eversheds LLP	72,537	5,816	78,353	270,904	7,404	278,308
FTI Consulting, Inc.	245,462	364	245,826	3,666,570	7,122	3,673,692
Gellert, Scali, Busenkell & Brown, LLC	10,094	330	10,424	10,094	330	10,424
Houlihan Lokey Capital, Inc.	525,000	11,475	536,475	2,105,833	54,004	2,159,837
Kurtzman Carson Consultants LLC			-	-	-	-
Mercer (US) Inc.	31,683	19,655	51,338	173,493	67,756	241,249
Morris, Nichols, Arsht & Tunnell LLP	94,509	947	95,456	914,784	30,498	945,282
Mullin Hoard & Brown LLP	114,037	10,171	124,208	1,240,576	76,449	1,317,025
Pepper Hamilton LLP	15,599	212	15,811	223,375	10,234	233,609
Pricewaterhouse Coopers LLP	2,515,136	24,118	2,539,254	7,283,983	87,853	7,371,836
Venable LLP	214,472	8,092	222,564	214,472	8,092	222,564
Total Professional Fees and Expenses	$7,927,411	$165,920	$8,093,331	$52,645,412	$1,491,082	$54,136,494

1 Certain of the professionals listed in the table have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 17 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid (continued)1

For the Period February 1, 2014 through February 28, 2014

Professional	Role
Akin Gump Strauss Hauer & Feld LLP	Unsecured Creditors' Committee Co-Counsel
Bowman Gilfillan, Inc.	Debtors' Special Counsel for South African Matters
Burke & Parsons	Debtors' Special Counsel for United States Maritime Matters
Chilmark Partners, LLC	Debtors' Financial and Restructuring Advisor
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Counsel
Deloitte & Touche LLP	Debtors' Accounting Advisor
Deloitte Tax LLP	Debtors' Tax Advisor
Eversheds LLP	Debtors' Special Counsel For United Kingdom Maritime Matters
FTI Consulting, Inc.	Unsecured Creditors' Committee Financial Advisor
Gellert, Scali, Busenkell & Brown, LLC	Debtors' Special Litigation Counsel
Houlihan Lokey Capital, Inc.	Unsecured Creditors' Committee Financial Advisor and Investment Banker
Kurtzman Carson Consultants LLC	Claims and Noticing Agent
Mercer (US) Inc.	Compensation Specialist
Morris, Nichols, Arsht & Tunnell LLP	Debtors' Delaware Bankruptcy Co-Counsel
Mullin Hoard & Brown, L.L.P.	Debtors' Special Litigation Counsel
Pepper Hamilton LLP	Unsecured Creditors' Committee Co-Counsel
PricewaterhouseCoopers LLP	Debtors' Independent Auditor, Accountant and Tax Advisor
Venable LLP	Debtors' Special Litigation Counsel

1 Certain of the professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 18 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal

For the Period February 1, 2014 through February 28, 2014

Bank Account Reconciliations & Cash Disbursement Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that the following bank account(s) were closed during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Closing
None

Opened Bank Accounts

The Debtors affirm that the following bank account(s) were opened during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Opening
OSG International, Inc.	JPMorgan Chase	XXXXX0596	2/14/2014

Debtor Bank Account Balances
See Appendix B

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 19 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Statements of Operations

For the Periods February 1, 2014 through February 28, 2014, and

November 14, 2012 through February 28, 2014

(in thousands of dollars)

	February 1, 2014 through February 28, 2014	November 14, 2012 through February 28, 2014

Shipping Revenues:

Pool revenues	$13,647	$235,996
Time and bareboat charter revenues	30,568	477,846
Voyage charter revenues	49,790	640,068
	94,005	1,353,910
Operating Expenses:
Voyage expenses	25,438	339,099
Vessel expenses	21,548	346,998
Charter hire expenses	14,244	280,135
Depreciation and amortization	12,378	228,894
General and administrative	10,943	127,732
Goodwill and intangible assets impairment charge	-	16,214
(Gain)/loss on disposal of vessels, including impairments	(4)	644,664
Total Operating Expenses	84,547	1,983,736
Income/(Loss) from Vessel Operations	9,458	(629,826)
Equity in Income/(Loss) of Affiliated Companies	1,971	52,806
Operating Income/(Loss)	11,429	(577,020)
Other Income/(expense)	39	1,165
Income/(loss) before Interest Expense and Income Taxes	11,468	(575,855)
Interest Expense	(122)	(338)
Income/(loss) before Reorganization Items and Income Taxes	11,346	(576,193)
Reorganization Items, net	6,531	381,654
Income/(loss) before Income Taxes	4,815	(957,847)
Income Tax Benefit	(1,510)	(21,065)
Net Income/(Loss)	$6,325	$(936,782)

See Notes to Unaudited Condensed Consolidated Statements of Operations on the following page

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 20 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations

For the Periods February 1, 2014 through February 28, 2014, and

November 14, 2012 through February 28, 2014

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Statements of Operations have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	Pool revenue and voyage expense presentation—For the Company’s vessels operating in pools, revenues and voyage expenses are pooled and allocated to each pool’s participants on a time charter equivalent (“TCE”) basis in accordance with an agreed-upon formula. Such TCE revenues are reported as pool revenues in the accompanying condensed consolidated statement of operations. For the pools in which the Company participates, management monitors, among other things, the relative proportion of the Company’s vessels operating in each of the pools to the total number of vessels in each of the respective pools, and assesses whether or not OSG’s participation interest in each of the pools is sufficiently significant so as to determine that OSG has effective control of the pool. Management determined that as of June 30, 2013, it had effective control of one of the pools in which the Company participates. Such pool is not a legal entity, but operates under a contractual arrangement. Pool revenue amounts previously reported on a net TCE basis in July and August 2013 were reversed in September 2013 and the cumulative effect of reporting the Company’s allocated TCE revenues for such pool on a gross basis as voyage charter revenues and voyage expenses for the three months ended September 30, 2013 was recorded in September 2013.

3.	Reorganization Items consists of the following:
	February 1, 2014	November 14, 2012
	through	through
	February 28, 2014	February 28, 2014
Professional fees, including Trustee Fees of $250 and $4,179	$6,531	$87,762
Expenses incurred on rejected executory contracts	-	289,073
Write-off of deferred financing costs	-	4,603
Other claims adjustments	-	216
	$6,531	$381,654

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 21 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and February 28, 2014

(in thousands of dollars)

	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$624,272
Voyage receivables	171,753	155,977
Other receivables	59,295	25,700
Inventory	14,150	15,737
Prepaid expenses and other current assets	46,636	30,851
Total Current Assets	769,807	852,537
Vessels and other property, less accumulated depreciation	3,135,823	2,346,572
Deferred drydock expenditures, net	73,898	56,367
Total Vessels, Deferred Drydock and Other Property	3,209,721	2,402,939
Investments in Affiliated Companies	247,964	318,930
Intangible Assets, less accumulated amortization	72,655	59,387
Goodwill	9,589	-
Other Assets	16,464	36,099
Total Assets	$4,326,200	$3,669,892

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$93,170	$380,805

Total Current Liabilities	93,170	380,805

Noncurrent Liabilities:
Deferred Gain/(loss) on Sale and Leaseback of Vessels	5,457	-
Deferred Taxes and Other Liabilities	758,736	446,044
Liabilities Subject to Compromise	2,623,588	2,882,890
Total Noncurrent Liabilities	3,387,781	3,328,934

Total Liabilities	3,480,951	3,709,739
(Deficit)/Equity:
Total (Deficit)/Equity	845,249	(39,847)
Total Liabilities and (Deficit)/Equity	$4,326,200	$3,669,892

See Notes to Unaudited Condensed Consolidated Balance Sheets on the following page

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 22 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and February 28, 2014

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Unaudited Condensed Consolidated Balance Sheets have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	The liabilities reported in the Unaudited Condensed Consolidated Balance Sheets do not currently reflect a complete analysis regarding potential claims under the Bankruptcy Code, however, the balance sheet as of February 28, 2014 does include the Debtors’ estimates of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors for which performance had also ceased by the end of the reporting period.

3.	The Company allocated liabilities between pre-petition and post-petition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report. As additional information becomes available, the allocation of liabilities between the pre-petition and post-petition periods may change.

4.	As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is below the outstanding principal of the secured debt, and accordingly, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 23 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and February 28, 2014

(in thousands of dollars)

5.	Liabilities Subject to Compromise consist of the following:

	November 13, 2012	February 28, 2014
Pre-petition accounts payable, accrued expenses and other liabilities	$398	$4,668
Senior Notes	500,780	500,780
Unsecured revolver	1,488,579	1,489,000
Accrued interest and fees on unsecured revolver and senior notes	10,878	10,878
Secured debt and accrued interest	578,024	564,390
Derivative liabilities	3,566	3,566
Pension and other postretirement benefit plan liabilities	41,363	27,009
Accrued liabilities relating to rejected executory contracts	0	282,599

	$2,623,588	$2,882,890

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 24 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of February 28, 2014

STATE OF NEW YORK

NEW YORK COUNTY

Jerry Miller hereby declares and states:

1.      I am Controller for Overseas Shipholding Group, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2.     All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.     To the best of my knowledge, the Debtors have filed all necessary federal, state and local post-petition tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.1

Dated: April 15, 2014	Respectfully submitted,
New York, New York

/s/ Jerry Miller
Jerry Miller
Controller, Overseas Shipholding Group, Inc.

1 The Debtors used ADP for the remittance of all payroll taxes.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 25 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-4

Overseas Shipholding Group, Inc.

Consolidated Summary of Unpaid Post-Petition Accounts Payable1

February 28, 2014

Days Past Due
Current	1-30	31-60	61-90	>91	Total
$6,804,692	$2,026,946	$127,225	$38,515	$(170,081)	$8,827,297
77%	24%	1%	0%	-2%

1 The post-petition accounts payable is reported at a consolidated basis including both Debtors and non-Debtor subsidiaries to more completely reflect the liabilities of all Debtor entities, many of which utilize non-Debtor affiliates as their paying agent under the centralized cash management system of the Company. The accounts payable reported represent open trade vendor invoices that have been entered into the Company’s accounts payable system and pre-petition amounts that the Company intends to pay in accordance with various orders of the Bankruptcy Court. This summary does not include accruals for invoices not yet received or approved.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 26 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-5

Overseas Shipholding Group, Inc.

Consolidated Trade Accounts Receivable and Aging

February 28, 2014

	Days Aged [1]
	0-30	31-60	61-90	91-120	120-180	> 180	Total
Trade Receivables:
Trade - Invoiced [2]	$13,103,217	$7,392,048	$306,957	$2,495,729	$2,148,086	$3,543,811	$28,989,848
Trade - Accrued and Unbilled[3]							$31,398,274
Trade - Pools[4]							$97,356,079
Allowance for Doubtful Receivables							$(2,380,737)
Accounts Receivable	$13,103,217	$7,392,048	$306,957	$2,495,729	$2,148,086	$3,543,811	$155,363,464
Percentage of Trade-Invoiced [5]	45%	26%	1%	9%	7%	12%	100%

Notes:

[1]	Days Aged is based on the date of invoice
[2]	Represents invoiced freight & miscellaneous, demurrage and non-voyage accounts receivable for the consolidated Company.
[3]	Represents unbilled trade accounts receivables of the consolidated Company
[4]	Represents undistributed earnings receivable from the commercial pools in which the Company participates
[5]	Represents percentage of Trade-Invoiced amounts only

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 27 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-6

Debtor Questionnaire

For the Period February 1, 2014 through February 28, 2014

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period. If yes, provide an explanation below.	X1
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Local Rule 4001-3	X2

1 As provided for in the Final Order Pursuant to 11 U.S.C. §§ 105(a), 345, 363(c)(1), 364(a), 364(c) and 503(b)(1), and Fed. R. Bankr. P. 6003: (A) Approving the Continued Use of the Cash Management System, Bank Accounts and Business Forms; (B) Permitting Continued Intercompany Transactions and Transfers and Granting Liens, Claims and Other Relief in Connection Therewith; (C) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts; and (D) Approving Limited Waiver of Section 345 dated January 24, 2013 [D.I. 0396] (the “Cash Management Order”), certain non-Debtor affiliates pay expenses to third parties on behalf of current or prior vessel-operating Debtors, including the payment of general and administrative expenses incurred by such non-Debtor affiliates. These non-Debtor affiliates are funded through Intercompany Revolvers, as defined in the Cash Management Order.

2 See Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal for the Period February 1, 2014 through February 28, 2014.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 28 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
1372 Tanker Corporation	12-20003
Africa Tanker Corporation	12-20004
Alcesmar Limited	12-20005
Alcmar Limited	12-20006
Alpha Suezmax Corporation	12-20007
Alpha Tanker Corporation	12-20008
Amalia Product Corporation	12-20009
Ambermar Product Carrier Corporation	12-20010
Ambermar Tanker Corporation	12-20011
Andromar Limited	12-20012
Antigmar Limited	12-20013
Aqua Tanker Corporation	12-20014
Aquarius Tanker Corporation	12-20015
Ariadmar Limited	12-20016
Aspro Tanker Corporation	12-20017
Atalmar Limited	12-20018
Athens Product Tanker Corporation	12-20019
Atlas Chartering Corporation	12-20020
Aurora Shipping Corporation	12-20021
Avila Tanker Corporation	12-20022
Batangas Tanker Corporation	12-20023
Beta Aframax Corporation	12-20024
Brooklyn Product Tanker Corporation	12-20025
Cabo Hellas Limited	12-20026
Cabo Sounion Limited	12-20027
Caribbean Tanker Corporation	12-20028
Carina Tanker Corporation	12-20029
Carl Product Corporation	12-20030
Concept Tanker Corporation	12-20031
Crown Tanker Corporation	12-20032
Delphina Tanker Corporation	12-20033
Delta Aframax Corporation	12-20034
DHT Ania Aframax Corp.	12-20035
DHT Ann VLCC Corp.	12-20036
DHT Cathy Aframax Corp.	12-20037
DHT Chris VLCC Corp.	12-20038
DHT Rebecca Aframax Corp.	12-20039

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 29 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
DHT Regal Unity VLCC Corp.	12-20040
DHT Sophie Aframax Corp.	12-20041
Dignity Chartering Corporation	12-20042
Edindun Shipping Corporation	12-20043
Eighth Aframax Tanker Corporation	12-20044
Epsilon Aframax Corporation	12-20045
First Chemical Carrier Corporation	12-20046
First LPG Tanker Corporation	12-20047
First Union Tanker Corporation	12-20048
Fourth Aframax Tanker Corporation	12-20049
Front President Inc.	12-20050
Goldmar Limited	12-20051
GPC Aframax Corporation	12-20052
Grace Chartering Corporation	12-20053
International Seaways, Inc.	12-20054
Jademar Limited	12-20055
Joyce Car Carrier Corporation	12-20056
Juneau Tanker Corporation	12-20057
Kimolos Tanker Corporation	12-20058
Kythnos Chartering Corporation	12-20059
Leo Tanker Corporation	12-20060
Leyte Product Tanker Corporation	12-20061
Limar Charter Corporation	12-20062
Luxmar Product Tanker Corporation	12-20063
Luxmar Tanker LLC	12-20064
Majestic Tankers Corporation	12-20065
Maple Tanker Corporation	12-20066
Maremar Product Tanker Corporation	12-20067
Maremar Tanker LLC	12-20068
Marilyn Vessel Corporation	12-20069
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Milos Product Tanker Corporation	12-20072
Mindanao Tanker Corporation	12-20073
Mykonos Tanker LLC	12-20074
Nedimar Charter Corporation	12-20075
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
Oceania Tanker Corporation	12-20078
OSG 192 LLC	12-20079
OSG 209 LLC	12-20080

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 30 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG 214 LLC	12-20081
OSG 215 Corporation	12-20082
OSG 242 LLC	12-20083
OSG 243 LLC	12-20084
OSG 244 LLC	12-20085
OSG 252 LLC	12-20086
OSG 254 LLC	12-20087
OSG 300 LLC	12-20088
OSG 400 LLC	12-20089
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Clean Products International, Inc.	12-20094
OSG Columbia LLC	12-20095
OSG Constitution LLC	12-20096
OSG Courageous LLC	12-20097
OSG Delaware Bay Lightering LLC	12-20098
OSG Discovery LLC	12-20099
OSG Endeavor LLC	12-20100
OSG Endurance LLC	12-20101
OSG Enterprise LLC	12-20102
OSG Financial Corp.	12-20103
OSG Freedom LLC	12-20104
OSG Honour LLC	12-20105
OSG Independence LLC	12-20106
OSG Intrepid LLC	12-20107
OSG Liberty LLC	12-20108
OSG Lightering LLC	12-20109
OSG Lightering Acquisition Corporation	12-20110
OSG Lightering Solutions LLC	12-20111
OSG Mariner LLC	12-20112
OSG Maritrans Parent LLC	12-20113
OSG Navigator LLC	12-20114
OSG New York, Inc.	12-20115
OSG Product Tankers AVTC, LLC	12-20116
OSG Product Tankers Member LLC	12-20117
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers I, LLC	12-20119
OSG Product Tankers, LLC	12-20120
OSG Quest LLC	12-20121

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 31 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG Seafarer LLC	12-20122
OSG Ship Management, Inc.	12-20123
OSG Valour LLC	12-20124
Overseas Allegiance Corporation	12-20125
Overseas Anacortes LLC	12-20126
Overseas Boston LLC	12-20127
Overseas Diligence LLC	12-20128
Overseas Galena Bay LLC	12-20129
Overseas Houston LLC	12-20130
Overseas Integrity LLC	12-20131
Overseas Long Beach LLC	12-20132
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas New Orleans LLC	12-20135
Overseas New York LLC	12-20136
Overseas Nikiski LLC	12-20137
Overseas Perseverance Corporation	12-20138
Overseas Philadelphia LLC	12-20139
Overseas Puget Sound LLC	12-20140
Overseas Sea Swift Corporation	12-20141
Overseas Shipping (GR) Ltd.	12-20142
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Overseas Texas City LLC	12-20145
Pearlmar Limited	12-20146
Petromar Limited	12-20147
Pisces Tanker Corporation	12-20148
Polaris Tanker Corporation	12-20149
Queens Product Tanker Corporation	12-20150
Reymar Limited	12-20151
Rich Tanker Corporation	12-20152
Rimar Chartering Corporation	12-20153
Rosalyn Tanker Corporation	12-20154
Rosemar Limited	12-20155
Rubymar Limited	12-20156
Sakura Transport Corp.	12-20157
Samar Product Tanker Corporation	12-20158
Santorini Tanker LLC	12-20159
Serifos Tanker Corporation	12-20160
Seventh Aframax Tanker Corporation	12-20161
Shirley Tanker SRL	12-20162

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 32 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Sifnos Tanker Corporation	12-20163
Silvermar Limited	12-20164
Sixth Aframax Tanker Corporation	12-20165
Skopelos Product Tanker Corporation	12-20166
Star Chartering Corporation	12-20167
Suezmax International Agencies, Inc.	12-20168
Talara Chartering Corporation	12-20169
Third United Shipping Corporation	12-20170
Tokyo Transport Corp.	12-20171
Transbulk Carriers, Inc.	12-20172
Troy Chartering Corporation	12-20173
Troy Product Corporation	12-20174
Urban Tanker Corporation	12-20175
Vega Tanker Corporation	12-20176
View Tanker Corporation	12-20177
Vivian Tankships Corporation	12-20178
Vulpecula Chartering Corporation	12-20179
Wind Aframax Tanker Corporation	12-20180

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 33 of 168

Appendix B

Overseas Shipholding Group, Inc., et al.

Listing of Debtors' Bank Accounts and Book Balances as of February 28, 20141

(in USD)

Debtor	EIN	Bank	Currency	Account Number	USD Balance per Books as of February 28, 2014
Cabo Hellas Limited	98-0465299	JP Morgan Chase	USD	XXX-XX0606	-
Cabo Sounion Limited	98-0465296	JP Morgan Chase	USD	XXX-XX0614	-
Delta Aframax Corporation	98-0489892	HSBC	USD	XXXXX6729	1,000.00
Epsilon Aframax Corporation	98-0489895	HSBC	USD	XXXXX6737	1,000.00
Front President Inc.	77-0681687	HSBC	USD	XXXXX6745	1,000.00
Maple Tanker Corporation	98-0595229	HSBC	USD	XXXX6753	1,000.00
Oak Tanker Corporation	98-0595234	HSBC	USD	XXXX6761	1,000.00
OSG America Operating Company LLC	45-0575493	Fifth Third Bank - Tampa	USD	XXXXXXX3987	247,932,367.51
OSG Bulk Ships, Inc.	13-2632600	Fifth Third Bank - Tampa	USD	XXXXXXX4290	6,042,277.52
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXXX-XXXXX0-509	(1,086,417.84)
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXX-X-XX7251	15,439,755.32
OSG Financial Corp.	13-3178639	JP Morgan Chase	USD	XXX-X-XX3754	371,213.74
OSG International, Inc.	98-0467117	HSBC	USD	XXXXX6923	6,660,079.70
OSG International, Inc.	98-0467117	HSBC	USD	XXX-XX479-0	883.64
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXX-X-XX5113	116,446,948.05
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXXXX7192	15,595,389.68
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXXXX0596	-
OSG Lightering LLC	98-0380553	Bank of Oklahoma	USD	XXXXX9048	14,558,955.61
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9108	(32,400.78)
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9174	1.00
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX2788	10,000.30
OSG Ship Management, Inc.	13-3589004	Fifth Third Bank - Tampa	USD	XXXXXX2932	17,383.66
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX6624	288,642.74
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX5045	68,853.12
Overseas Shipholding Group, Inc.	13-2637623	TD Bank, N.A.	USD	XXX-XXX6647	24,053,806.38
Overseas Shipholding Group, Inc.	13-2637623	BlackRock	USD	X4888	56,009,609.89
Overseas Shipholding Group, Inc.	13-2637623	Fidelity	USD	XXXXXXX7175	59,724,809.78
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-X-XX5014	23,245,497.74
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX6306	23,005,848.60
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-XX9772	5,000.00
Rosemar Limited	98-0417974	JP Morgan Chase	USD	XXX-XX0959	-
Rubymar Limited	98-0420767	JP Morgan Chase	USD	XXX-XX0967	-
Serifos Tanker Corporation	98-0513004	JPMorgan Chase	USD	XXXXX0222	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	USD	XXXXXX-XXX4290	27.60
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX9190	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX6490	0.65
Sifnos Tanker Corporation	98-0513006	JPMorgan Chase	USD	XXXXX0230	-

				TOTAL	$608,363,533.61

1 Petty cash accounts with nominal balances maintained at certain office locations have been excluded from this list, but are reported in the Cash and Cash Equivalents line item in the balance sheets presented herein.

Preliminary and Unaudited

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

These unaudited condensed consolidating financial statements are provided to fulfill the requirements of the Office of the United States Trustee. Amounts in the columns and rows in the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets may not sum to subtotal or total amounts due to rounding. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. The Company put forth significant efforts to attribute the results of operations to the proper legal entity. However, because the Company’s accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets and liabilities and/or results of operations have been recorded at the correct legal entity in the unaudited condensed consolidating financial statements. These statements should be read in conjunction with the General Notes contained within this Monthly Operating Report. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

In accordance with normal Company practice, adjustments related to prior periods are recorded and reflected in the period in which it is determined that such adjustments are needed.

The Company is a publicly-held company that prepared and filed consolidated financial statements on a quarterly basis. In accordance with the Company’s historic policies and practices related to quarterly reporting, certain information contained in the Monthly Operating Reports is estimated in the first and second months of each calendar quarter, then reconciled to actual results and/or other analysis performed quarterly and adjusted accordingly in the final month of the calendar quarter.

Post-petition interest expense and interest income on intercompany loans from Non-Debtors to Debtors is included in Other Income in the accompanying Unaudited Condensed Consolidating Statements of Operations.

The Company owns a fleet of ten (10) articulated tug-barges (“ATB”). An ATB consists of a tug and a barge. Each tug and its respective barge are owned by a different Debtor. The revenue associated with the operation of an ATB is recorded on the related barge Debtor entity, whereas the operating expenses of the ATB are recorded on both the related tug and barge respective Debtor entities, based on the specific expenses incurred by each.

All of the Company's chartered in vessels are accounted for as operating leases. ASC Topic 840 states that if costs expected to be incurred under an operating sublease (that is, executory costs, which represent costs typically classified as voyage expenses, and charter hire expense - rental payments) exceed anticipated revenue on the operating sublease, a loss shall be recognized by the sublessor in the period it executed the sublease. The provision for a loss on a sublease would be based on the net expected future cash disbursements. Credits to charter hire expense arise, when terms of the sublease, time charter-out, are modified in a period subsequent to the period in which the provision is recorded.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 35 of 168

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets (continued)

As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is below the outstanding principal of the secured debt, and accordingly, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2013 were reflected in December 2013.

Monthly Operating Report February 1, 2014 through February 28, 2014 Page 36 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Overseas Shipholding Group, Inc.		OSG International, Inc.
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$45	$0	$(30)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	45	0	(30)
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(52)
Charter hire expenses	-	-	-	49
Depreciation and amortization	-	-	2	8
General and administrative	1,678	8,881	169	29,070
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	0
Total Operating Expenses	1,678	8,881	171	29,074
Income/(loss) from Vessel Operations	(1,678)	(8,837)	(171)	(29,104)
Equity in Income/(loss) of Affiliated Companies	-	215	(264)	8,532
Operating Income/(loss)	(1,678)	(8,621)	(435)	(20,572)
Other Income/(expense)	494	8,088	(1,919)	(26,868)
Income/(loss) before Interest Expense and Income Taxes	(1,184)	(533)	(2,354)	(47,440)
Interest Expense	-	0	-	0
Income/(loss) before Reorganization Items and Income Taxes	(1,184)	(533)	(2,354)	(47,440)
Reorganization Items, net	6,436	89,888	-	-
Income/(loss) before Income Taxes	(7,621)	(90,421)	(2,354)	(47,440)
Income Tax (Benefit)/Provision	(1,724)	(26,394)	6	140
Net Income/(Loss)	$(5,897)	$(64,027)	$(2,360)	$(47,580)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 37 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG Bulk Ships, Inc.		1372 Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$3,419
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,756	12,714
	-	-	1,756	16,133
Operating Expenses:
Voyage expenses	-	-	1,336	8,471
Vessel expenses	5	416	198	4,127
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	240	4,077
General and administrative	7	200	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(4)	-	-
Total Operating Expenses	12	612	1,775	16,676
Income/(loss) from Vessel Operations	(12)	(612)	(19)	(542)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(12)	(612)	(19)	(542)
Other Income/(expense)	(195)	(2,909)	(1)	(12)
Income/(loss) before Interest Expense and Income Taxes	(207)	(3,520)	(19)	(554)
Interest Expense	-	0	(1)	(17)
Income/(loss) before Reorganization Items and Income Taxes	(207)	(3,520)	(20)	(570)
Reorganization Items, net	-	-	8	279
Income/(loss) before Income Taxes	(207)	(3,520)	(28)	(850)
Income Tax (Benefit)/Provision	4	1,026	-	-
Net Income/(Loss)	$(211)	$(4,546)	$(28)	$(850)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 38 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Africa Tanker Corporation		Alcesmar Limited
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$299	$6,236
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4
	-	-	299	6,240
Operating Expenses:
Voyage expenses	-	-	-	7
Vessel expenses	6	92	228	3,184
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	76	1,960
General and administrative	-	313	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	18,737
Total Operating Expenses	6	405	304	23,888
Income/(loss) from Vessel Operations	(6)	(405)	(5)	(17,648)
Equity in Income/(loss) of Affiliated Companies	2,235	37,948	-	-
Operating Income/(loss)	2,229	37,543	(5)	(17,648)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,229	37,543	(5)	(17,648)
Interest Expense	-	-	-	(8)
Income/(loss) before Reorganization Items and Income Taxes	2,229	37,543	(5)	(17,656)
Reorganization Items, net	-	-	8	110
Income/(loss) before Income Taxes	2,229	37,543	(13)	(17,766)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$2,229	$37,543	$(13)	$(17,766)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 39 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Alcmar Limited		Alpha Suezmax Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$289	$6,385	$-	$(158)
Time and bareboat charter revenues	-	0	-	1,276
Voyage charter revenues	-	3	-	14
	289	6,388	-	1,132
Operating Expenses:
Voyage expenses	-	(30)	-	255
Vessel expenses	366	3,572	(4)	409
Charter hire expenses	-	-	-	1,580
Depreciation and amortization	78	1,621	-	133
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,356	-	-
Total Operating Expenses	444	23,520	(4)	2,378
Income/(loss) from Vessel Operations	(156)	(17,132)	4	(1,246)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(156)	(17,132)	4	(1,246)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(156)	(17,132)	4	(1,246)
Interest Expense	-	(8)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(156)	(17,140)	4	(1,246)
Reorganization Items, net	8	110	-	15,492
Income/(loss) before Income Taxes	(163)	(17,250)	4	(16,738)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(163)	$(17,250)	$4	$(16,738)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 40 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Alpha Tanker Corporation		Amalia Product Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$(2)	$20	$7,669
Time and bareboat charter revenues	-	-	396	621
Voyage charter revenues	-	-	-	13
	-	(2)	415	8,304
Operating Expenses:
Voyage expenses	-	-	7	(249)
Vessel expenses	-	-	201	3,063
Charter hire expenses	-	131	-	-
Depreciation and amortization	-	-	232	4,666
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	131	441	7,482
Income/(loss) from Vessel Operations	-	(133)	(26)	823
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(133)	(26)	823
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(133)	(26)	823
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(133)	(26)	823
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(133)	(26)	823
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(133)	$(26)	$823

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 41 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	40	2,443	-	-
Voyage charter revenues	575	8,946	-	-
	616	11,389	-	-
Operating Expenses:
Voyage expenses	301	4,170	-	(4)
Vessel expenses	415	3,389	(1)	12
Charter hire expenses	-	-	-	-
Depreciation and amortization	74	1,372	-	-
General and administrative	-	0	0	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	15,735	-	-
Total Operating Expenses	791	24,666	(1)	8
Income/(loss) from Vessel Operations	(175)	(13,278)	1	(8)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(175)	(13,278)	1	(8)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(175)	(13,278)	1	(8)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(175)	(13,278)	1	(8)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(175)	(13,278)	1	(8)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(175)	$(13,278)	$1	$(8)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 42 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Andromar Limited		Antigmar Limited
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$195	$6,630	$313	$6,726
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(324)	(329)	-	51
	(129)	6,301	313	6,777
Operating Expenses:
Voyage expenses	-	(0)	-	73
Vessel expenses	210	2,859	253	3,027
Charter hire expenses	-	-	-	-
Depreciation and amortization	95	1,694	81	1,483
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,207	-	18,905
Total Operating Expenses	305	23,760	333	23,489
Income/(loss) from Vessel Operations	(434)	(17,459)	(20)	(16,711)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(434)	(17,459)	(20)	(16,711)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(434)	(17,459)	(20)	(16,711)
Interest Expense	-	(8)	-	(8)
Income/(loss) before Reorganization Items and Income Taxes	(434)	(17,467)	(20)	(16,719)
Reorganization Items, net	8	110	8	110
Income/(loss) before Income Taxes	(441)	(17,577)	(27)	(16,829)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(441)	$(17,577)	$(27)	$(16,829)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 43 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Aqua Tanker Corporation		Aquarius Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$0	$(7)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4,599
	0	(7)	-	4,599
Operating Expenses:
Voyage expenses	-	-	1	2,695
Vessel expenses	-	-	-	15
Charter hire expenses	-	(203)	-	1,918
Depreciation and amortization	-	-	-	-
General and administrative	-	3	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(200)	1	4,628
Income/(loss) from Vessel Operations	0	193	(1)	(28)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	193	(1)	(28)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	193	(1)	(28)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	193	(1)	(28)
Reorganization Items, net	-	-	-	2,343
Income/(loss) before Income Taxes	0	193	(1)	(2,372)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$0	$193	$(1)	$(2,372)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 44 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Ariadmar Limited		Aspro Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$295	$6,628	$-	$(3)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	295	6,628	-	(3)
Operating Expenses:
Voyage expenses	-	26	-	-
Vessel expenses	175	2,825	-	-
Charter hire expenses	-	-	-	57
Depreciation and amortization	97	1,744	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,082	-	-
Total Operating Expenses	273	23,678	-	57
Income/(loss) from Vessel Operations	22	(17,050)	-	(60)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	22	(17,050)	-	(60)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	22	(17,050)	-	(60)
Interest Expense	-	(8)	-	-
Income/(loss) before Reorganization Items and Income Taxes	22	(17,058)	-	(60)
Reorganization Items, net	8	110	-	-
Income/(loss) before Income Taxes	14	(17,168)	-	(60)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$14	$(17,168)	$-	$(60)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 45 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Atalmar Limited		Athens Product Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	750	15,874	673	16,384
	750	15,874	673	16,384
Operating Expenses:
Voyage expenses	447	9,167	598	8,035
Vessel expenses	191	2,853	166	2,442
Charter hire expenses	-	-	-	-
Depreciation and amortization	92	1,652	123	2,074
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,960	-	-
Total Operating Expenses	730	32,633	886	12,551
Income/(loss) from Vessel Operations	20	(16,758)	(214)	3,833
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	20	(16,758)	(214)	3,833
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	20	(16,758)	(214)	3,833
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	20	(16,758)	(214)	3,833
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	20	(16,758)	(214)	3,833
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$20	$(16,758)	$(214)	$3,833

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 46 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Atlas Chartering Corporation		Aurora Shipping Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$3,464
Time and bareboat charter revenues	-	-	-	2,808
Voyage charter revenues	-	3,975	2,640	2,640
	-	3,975	2,640	8,912
Operating Expenses:
Voyage expenses	5	2,058	1,448	1,984
Vessel expenses	-	9	340	5,782
Charter hire expenses	-	1,982	-	-
Depreciation and amortization	-	-	226	3,675
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	5	4,050	2,014	11,441
Income/(loss) from Vessel Operations	(5)	(75)	627	(2,529)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(5)	(75)	627	(2,529)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(5)	(75)	627	(2,529)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(5)	(75)	627	(2,529)
Reorganization Items, net	-	4,376	-	-
Income/(loss) before Income Taxes	(5)	(4,451)	627	(2,529)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(5)	$(4,451)	$627	$(2,529)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 47 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Avila Tanker Corporation		Batangas Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$(3)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,916	12,302
	-	(3)	1,916	12,302
Operating Expenses:
Voyage expenses	-	-	946	7,498
Vessel expenses	-	-	207	1,591
Charter hire expenses	-	(81)	-	-
Depreciation and amortization	-	-	216	1,653
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(81)	1,370	10,743
Income/(loss) from Vessel Operations	-	78	546	1,560
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	78	546	1,560
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	78	546	1,560
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	78	546	1,560
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	78	546	1,560
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$78	$546	$1,560

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 48 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$0	$(13)	$-	$-
Time and bareboat charter revenues	-	1,708	-	-
Voyage charter revenues	-	-	-	22
	0	1,695	-	22
Operating Expenses:
Voyage expenses	-	-	-	(68)
Vessel expenses	0	582	0	63
Charter hire expenses	-	1,714	-	-
Depreciation and amortization	-	26	-	-
General and administrative	-	1	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(20)
Total Operating Expenses	0	2,322	0	(25)
Income/(loss) from Vessel Operations	0	(628)	(0)	47
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	(628)	(0)	47
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	(628)	(0)	47
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	(628)	(0)	47
Reorganization Items, net	-	31,960	-	-
Income/(loss) before Income Taxes	0	(32,588)	(0)	47
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$0	$(32,588)	$(0)	$47

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 49 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Cabo Hellas Limited		Cabo Sounion Limited
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	371	5,383	371	5,567
Voyage charter revenues	-	11	-	14
	371	5,393	371	5,580
Operating Expenses:
Voyage expenses	9	149	9	148
Vessel expenses	258	3,310	179	3,314
Charter hire expenses	-	-	-	-
Depreciation and amortization	142	2,981	147	3,142
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,172	-	18,004
Total Operating Expenses	409	23,612	336	24,608
Income/(loss) from Vessel Operations	(38)	(18,219)	35	(19,028)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(38)	(18,219)	35	(19,028)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(38)	(18,219)	35	(19,028)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(38)	(18,219)	35	(19,028)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(38)	(18,219)	35	(19,028)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(38)	$(18,219)	$35	$(19,028)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 50 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Caribbean Tanker Corporation		Carina Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$(4)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	917	14,251	(24)	4,753
	917	14,247	(24)	4,753
Operating Expenses:
Voyage expenses	252	7,148	(0)	2,105
Vessel expenses	199	4,942	(1)	14
Charter hire expenses	-	-	-	2,146
Depreciation and amortization	50	1,145	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,385	-	-
Total Operating Expenses	501	30,620	(1)	4,265
Income/(loss) from Vessel Operations	415	(16,373)	(23)	488
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	415	(16,373)	(23)	488
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	415	(16,373)	(23)	488
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	415	(16,373)	(23)	488
Reorganization Items, net	-	-	-	4,102
Income/(loss) before Income Taxes	415	(16,373)	(23)	(3,614)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$415	$(16,373)	$(23)	$(3,614)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 51 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Carl Product Corporation		Concept Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$(1)	$(36)	$338	$6,922
Time and bareboat charter revenues	375	6,039	-	-
Voyage charter revenues	-	10	4	-
	374	6,013	342	6,922
Operating Expenses:
Voyage expenses	9	(228)	-	21
Vessel expenses	253	2,805	4	75
Charter hire expenses	-	-	364	6,472
Depreciation and amortization	233	4,591	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	495	7,169	368	6,568
Income/(loss) from Vessel Operations	(121)	(1,156)	(26)	354
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(121)	(1,156)	(26)	354
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(121)	(1,156)	(26)	354
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(121)	(1,156)	(26)	354
Reorganization Items, net	-	-	-	1,943
Income/(loss) before Income Taxes	(121)	(1,156)	(26)	(1,589)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(121)	$(1,156)	$(26)	$(1,589)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 52 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Crown Tanker Corporation		Delphina Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$39	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	39	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	39	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	39	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	39	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	39	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	39	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$39	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 53 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Delta Aframax Corporation		DHT Ania Aframax Corp.
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$0	$(76)	$-	$(4)
Time and bareboat charter revenues	137	6,163	-	-
Voyage charter revenues	711	711	-	-
	848	6,798	-	(4)
Operating Expenses:
Voyage expenses	636	685	-	-
Vessel expenses	176	3,858	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	121	2,967	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	24,359	-	-
Total Operating Expenses	934	31,869	-	-
Income/(loss) from Vessel Operations	(85)	(25,071)	-	(4)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(85)	(25,071)	-	(4)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(85)	(25,071)	-	(4)
Interest Expense	(14)	(34)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(100)	(25,105)	-	(4)
Reorganization Items, net	14	378	-	(12)
Income/(loss) before Income Taxes	(113)	(25,483)	-	8
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(113)	$(25,483)	$-	$8

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 54 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$587	$1	$213
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	587	1	213
Operating Expenses:
Voyage expenses	-	101	-	24
Vessel expenses	-	3	(15)	(4)
Charter hire expenses	-	1,615	-	964
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	1,719	(15)	984
Income/(loss) from Vessel Operations	-	(1,133)	16	(770)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(1,133)	16	(770)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(1,133)	16	(770)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(1,133)	16	(770)
Reorganization Items, net	-	(119)	-	(12)
Income/(loss) before Income Taxes	-	(1,014)	16	(758)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(1,014)	$16	$(758)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 55 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$43	$-	$(5)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	43	-	(5)
Operating Expenses:
Voyage expenses	-	(0)	-	-
Vessel expenses	-	(5)	-	(0)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(5)	-	(0)
Income/(loss) from Vessel Operations	-	48	-	(4)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	48	-	(4)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	48	-	(4)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	48	-	(4)
Reorganization Items, net	-	144	-	-
Income/(loss) before Income Taxes	-	(96)	-	(4)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(96)	$-	$(4)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 56 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$(22)	$0	$(89)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	(22)	0	(89)
Operating Expenses:
Voyage expenses	-	-	-	(3)
Vessel expenses	-	-	-	16
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	13
Income/(loss) from Vessel Operations	-	(22)	0	(102)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(22)	0	(102)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(22)	0	(102)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(22)	0	(102)
Reorganization Items, net	-	258	-	17
Income/(loss) before Income Taxes	-	(280)	0	(119)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(280)	$0	$(119)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 57 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Dignity Chartering Corporation		Edindun Shipping Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$311	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(14)	-	-
	-	297	-	-
Operating Expenses:
Voyage expenses	-	18	-	-
Vessel expenses	(1)	355	-	-
Charter hire expenses	-	1,059	-	-
Depreciation and amortization	-	68	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(1)	1,499	-	-
Income/(loss) from Vessel Operations	1	(1,202)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1	(1,202)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1	(1,202)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1	(1,202)	-	-
Reorganization Items, net	-	34,442	-	-
Income/(loss) before Income Taxes	1	(35,644)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1	$(35,644)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 58 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$2,012	$-	$1,947
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,724	12,040	1,452	10,167
	1,724	14,052	1,452	12,114
Operating Expenses:
Voyage expenses	851	7,494	716	6,484
Vessel expenses	246	3,642	278	3,420
Charter hire expenses	-	-	-	-
Depreciation and amortization	129	2,126	117	2,932
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	24,905
Total Operating Expenses	1,225	13,263	1,111	37,742
Income/(loss) from Vessel Operations	499	789	340	(25,628)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	499	789	340	(25,628)
Other Income/(expense)	-	-	(2)	(17)
Income/(loss) before Interest Expense and Income Taxes	499	789	338	(25,644)
Interest Expense	-	-	(14)	(29)
Income/(loss) before Reorganization Items and Income Taxes	499	789	324	(25,673)
Reorganization Items, net	-	-	14	377
Income/(loss) before Income Taxes	499	789	310	(26,050)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$499	$789	$310	$(26,050)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 59 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	First Chemical Carrier Corporation		First LPG Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	3,888	-	-
Voyage charter revenues	-	-	-	-
	-	3,888	-	-
Operating Expenses:
Voyage expenses	-	56	-	-
Vessel expenses	-	48	-	-
Charter hire expenses	-	2,976	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3,080	-	-
Income/(loss) from Vessel Operations	-	808	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	808	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	808	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	808	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	808	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$808	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 60 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$530	$6,883	$-	$(3)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	12	18	15,682
	530	6,895	18	15,678
Operating Expenses:
Voyage expenses	76	582	195	9,323
Vessel expenses	241	4,931	149	3,584
Charter hire expenses	-	-	-	-
Depreciation and amortization	155	2,752	64	1,447
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,903	-	15,717
Total Operating Expenses	472	25,167	408	30,072
Income/(loss) from Vessel Operations	58	(18,272)	(389)	(14,393)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	58	(18,272)	(389)	(14,393)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	58	(18,272)	(389)	(14,393)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	58	(18,272)	(389)	(14,393)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	58	(18,272)	(389)	(14,393)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$58	$(18,272)	$(389)	$(14,393)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 61 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Front President Inc.		Goldmar Limited
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$1,529	$11,913	$781	$8,567
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	1
	1,529	11,913	781	8,568
Operating Expenses:
Voyage expenses	11	502	-	10
Vessel expenses	178	3,928	175	3,189
Charter hire expenses	-	-	-	-
Depreciation and amortization	222	5,589	148	3,137
General and administrative	0	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(0)	-	16,753
Total Operating Expenses	411	10,018	324	23,090
Income/(loss) from Vessel Operations	1,119	1,895	457	(14,521)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,119	1,895	457	(14,521)
Other Income/(expense)	(2)	(26)	-	-
Income/(loss) before Interest Expense and Income Taxes	1,117	1,868	457	(14,521)
Interest Expense	(27)	(53)	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,090	1,815	457	(14,521)
Reorganization Items, net	9	578	-	-
Income/(loss) before Income Taxes	1,081	1,237	457	(14,521)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,081	$1,237	$457	$(14,521)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 62 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	GPC Aframax Corporation		Grace Chartering Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$1	$895	$(1)	$1,554
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	1	895	(1)	1,554
Operating Expenses:
Voyage expenses	-	25	3	3
Vessel expenses	-	1,211	(0)	8
Charter hire expenses	-	1,788	-	1,612
Depreciation and amortization	4	104	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	4	3,128	2	1,623
Income/(loss) from Vessel Operations	(3)	(2,232)	(3)	(69)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(3)	(2,232)	(3)	(69)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(3)	(2,232)	(3)	(69)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(3)	(2,232)	(3)	(69)
Reorganization Items, net	-	21,847	-	881
Income/(loss) before Income Taxes	(3)	(24,080)	(3)	(950)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(3)	$(24,080)	$(3)	$(950)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 63 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	International Seaways, Inc.		Jademar Limited
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$0	$14,653	$804	$8,664
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	11,019	77,660	-	9
	11,020	92,313	804	8,672
Operating Expenses:
Voyage expenses	5,438	48,451	-	23
Vessel expenses	221	4,113	273	2,844
Charter hire expenses	1,900	34,559	-	-
Depreciation and amortization	89	447	146	3,198
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	1	-	17,729
Total Operating Expenses	7,648	87,572	419	23,794
Income/(loss) from Vessel Operations	3,371	4,741	385	(15,121)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	3,371	4,741	385	(15,121)
Other Income/(expense)	-	2	-	-
Income/(loss) before Interest Expense and Income Taxes	3,371	4,743	385	(15,121)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	3,371	4,743	385	(15,121)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	3,371	4,743	385	(15,121)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$3,371	$4,743	$385	$(15,121)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 64 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Joyce Car Carrier Corporation		Juneau Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	(61)	-	-
Voyage charter revenues	-	-	-	-
	-	(61)	-	-
Operating Expenses:
Voyage expenses	-	11	-	-
Vessel expenses	(0)	(9)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(110)	-	-
Total Operating Expenses	(0)	(107)	-	-
Income/(loss) from Vessel Operations	0	46	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	46	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	46	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	46	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	0	46	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$0	$46	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 65 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Kimolos Tanker Corporation		Kythnos Chartering Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	659	14,225	708	14,771
	659	14,225	708	14,771
Operating Expenses:
Voyage expenses	448	8,072	432	7,702
Vessel expenses	154	2,884	239	2,737
Charter hire expenses	175	3,672	-	-
Depreciation and amortization	27	474	110	1,825
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	805	15,102	781	12,265
Income/(loss) from Vessel Operations	(146)	(877)	(72)	2,506
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(146)	(877)	(72)	2,506
Other Income/(expense)	-	-	-	8
Income/(loss) before Interest Expense and Income Taxes	(146)	(877)	(72)	2,514
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(146)	(877)	(72)	2,514
Reorganization Items, net	-	14,130	-	-
Income/(loss) before Income Taxes	(146)	(15,007)	(72)	2,514
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(146)	$(15,007)	$(72)	$2,514

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 66 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Leo Tanker Corporation		Leyte Product Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$836	$6,183
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	4,696	-	3,411
	-	4,696	836	9,595
Operating Expenses:
Voyage expenses	10	2,836	-	1,372
Vessel expenses	-	18	167	2,782
Charter hire expenses	-	2,213	-	-
Depreciation and amortization	-	-	131	2,742
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	19,022
Total Operating Expenses	10	5,067	298	25,918
Income/(loss) from Vessel Operations	(10)	(370)	539	(16,324)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(10)	(370)	539	(16,324)
Other Income/(expense)	-	-	(0)	(3)
Income/(loss) before Interest Expense and Income Taxes	(10)	(370)	539	(16,327)
Interest Expense	-	-	-	(9)
Income/(loss) before Reorganization Items and Income Taxes	(10)	(370)	539	(16,336)
Reorganization Items, net	-	2,416	(52)	293
Income/(loss) before Income Taxes	(10)	(2,786)	590	(16,629)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(10)	$(2,786)	$590	$(16,629)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 67 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Limar Charter Corporation		Luxmar Product Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	255	-	-
Voyage charter revenues	-	1,757	791	13,921
	-	2,012	791	13,921
Operating Expenses:
Voyage expenses	-	834	350	8,063
Vessel expenses	0	363	226	3,465
Charter hire expenses	-	776	-	-
Depreciation and amortization	-	437	88	1,701
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	16,941
Total Operating Expenses	0	2,411	664	30,170
Income/(loss) from Vessel Operations	(0)	(399)	127	(16,250)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(399)	127	(16,250)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(399)	127	(16,250)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(399)	127	(16,250)
Reorganization Items, net	-	7,625	-	-
Income/(loss) before Income Taxes	(0)	(8,023)	127	(16,250)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$(8,023)	$127	$(16,250)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 68 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Luxmar Tanker LLC		Majestic Tankers Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$218	$7,443
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	218	7,443
Operating Expenses:
Voyage expenses	0	(27)	62	801
Vessel expenses	(2)	169	312	5,874
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	172	3,058
General and administrative	(0)	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	20,232
Total Operating Expenses	(1)	142	547	29,966
Income/(loss) from Vessel Operations	1	(142)	(329)	(22,523)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1	(142)	(329)	(22,523)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1	(142)	(329)	(22,523)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1	(142)	(329)	(22,523)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1	(142)	(329)	(22,523)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1	$(142)	$(329)	$(22,523)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 69 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Oak Tanker Corporation		Maremar Product Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$801	$9,463	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3	-	-
	801	9,466	-	-
Operating Expenses:
Voyage expenses	35	331	-	-
Vessel expenses	285	3,573	-	(3)
Charter hire expenses	-	-	-	-
Depreciation and amortization	264	6,607	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	61,052	-	-
Total Operating Expenses	583	71,564	-	(3)
Income/(loss) from Vessel Operations	218	(62,098)	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	218	(62,098)	-	3
Other Income/(expense)	(3)	(37)	-	-
Income/(loss) before Interest Expense and Income Taxes	215	(62,135)	-	3
Interest Expense	(34)	(67)	-	-
Income/(loss) before Reorganization Items and Income Taxes	181	(62,202)	-	3
Reorganization Items, net	14	1,339	-	-
Income/(loss) before Income Taxes	168	(63,541)	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$168	$(63,541)	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 70 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Maremar Tanker LLC		Marilyn Vessel Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	154	1,257	-	-
Voyage charter revenues	-	5,816	-	-
	154	7,073	-	-
Operating Expenses:
Voyage expenses	6	3,639	-	-
Vessel expenses	(0)	1,867	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	41	1,202	-	-
General and administrative	-	5	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,057	-	-
Total Operating Expenses	47	22,770	-	-
Income/(loss) from Vessel Operations	107	(15,697)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	107	(15,697)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	107	(15,697)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	107	(15,697)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	107	(15,697)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$107	$(15,697)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 71 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 72 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Milos Product Tanker Corporation		Mindanao Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,088	15,058	-	-
	1,088	15,058	-	-
Operating Expenses:
Voyage expenses	609	7,330	-	-
Vessel expenses	152	2,592	(1)	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	126	2,127	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	887	12,050	(1)	-
Income/(loss) from Vessel Operations	201	3,008	1	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	201	3,008	1	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	201	3,008	1	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	201	3,008	1	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	201	3,008	1	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$201	$3,008	$1	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 73 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Mykonos Tanker LLC		Nedimar Charter Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,495	23,984	-	894
	1,495	23,984	-	894
Operating Expenses:
Voyage expenses	523	9,413	0	455
Vessel expenses	235	5,037	0	452
Charter hire expenses	-	-	-	609
Depreciation and amortization	157	2,626	-	172
General and administrative	15	250	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19	-	-
Total Operating Expenses	930	17,344	0	1,688
Income/(loss) from Vessel Operations	565	6,640	(0)	(795)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	565	6,640	(0)	(795)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	565	6,640	(0)	(795)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	565	6,640	(0)	(795)
Reorganization Items, net	-	-	-	5,852
Income/(loss) before Income Taxes	565	6,640	(0)	(6,647)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$565	$6,640	$(0)	$(6,647)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 74 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Maple Tanker Corporation		Ocean Bulk Ships, Inc.
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$1,090	$9,781	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	1,090	9,781	-	-
Operating Expenses:
Voyage expenses	75	438	-	-
Vessel expenses	219	3,541	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	252	6,577	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	62,874	-	-
Total Operating Expenses	546	73,429	-	-
Income/(loss) from Vessel Operations	544	(63,649)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	544	(63,649)	-	-
Other Income/(expense)	(2)	(24)	-	-
Income/(loss) before Interest Expense and Income Taxes	542	(63,673)	-	-
Interest Expense	(33)	(65)	-	-
Income/(loss) before Reorganization Items and Income Taxes	510	(63,738)	-	-
Reorganization Items, net	14	1,324	-	-
Income/(loss) before Income Taxes	496	(65,063)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$496	$(65,063)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 75 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Oceania Tanker Corporation		OSG 192 LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$796	$-	$-
Time and bareboat charter revenues	-	-	826	11,603
Voyage charter revenues	-	-	3	35
	-	796	829	11,638
Operating Expenses:
Voyage expenses	-	310	10	178
Vessel expenses	87	2,423	34	683
Charter hire expenses	-	-	-	-
Depreciation and amortization	140	2,585	163	3,294
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	31,352	-	-
Total Operating Expenses	227	36,671	207	4,155
Income/(loss) from Vessel Operations	(227)	(35,875)	622	7,483
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(227)	(35,875)	622	7,483
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(227)	(35,875)	622	7,483
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(227)	(35,875)	622	7,483
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(227)	(35,875)	622	7,483
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(227)	$(35,875)	$622	$7,483

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 76 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG 209 LLC		OSG 214 LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	840	12,765	819	12,473
Voyage charter revenues	4	149	44	939
	844	12,914	863	13,413
Operating Expenses:
Voyage expenses	12	270	64	1,136
Vessel expenses	25	639	45	797
Charter hire expenses	-	-	-	-
Depreciation and amortization	173	2,851	220	3,590
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	210	3,760	329	5,522
Income/(loss) from Vessel Operations	634	9,154	534	7,891
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	634	9,154	534	7,891
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	634	9,154	534	7,891
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	634	9,154	534	7,891
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	634	9,154	534	7,891
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$634	$9,154	$534	$7,891

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 77 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG 215 Corporation		OSG 242 LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	1,260	20,339
Voyage charter revenues	-	-	5	979
	-	-	1,265	21,318
Operating Expenses:
Voyage expenses	-	-	27	637
Vessel expenses	-	-	42	655
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	198	3,246
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	268	4,538
Income/(loss) from Vessel Operations	-	-	998	16,780
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	998	16,780
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	998	16,780
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	998	16,780
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	998	16,780
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$998	$16,780

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 78 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG 243 LLC		OSG 244 LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,260	15,332	896	12,813
Voyage charter revenues	11	5,874	39	284
	1,271	21,207	935	13,097
Operating Expenses:
Voyage expenses	23	2,423	16	180
Vessel expenses	34	778	57	567
Charter hire expenses	-	-	-	-
Depreciation and amortization	231	3,718	228	4,031
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	288	6,919	301	4,778
Income/(loss) from Vessel Operations	982	14,288	634	8,319
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	982	14,288	634	8,319
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	982	14,288	634	8,319
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	982	14,288	634	8,319
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	982	14,288	634	8,319
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$982	$14,288	$634	$8,319

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 79 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG 252 LLC		OSG 254 LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	952	13,287	952	6,633
Voyage charter revenues	61	4,608	-	8,419
	1,013	17,896	952	15,052
Operating Expenses:
Voyage expenses	19	1,422	14	225
Vessel expenses	73	624	15	829
Charter hire expenses	-	-	-	-
Depreciation and amortization	145	3,606	252	4,212
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	237	5,652	282	5,265
Income/(loss) from Vessel Operations	776	12,244	670	9,786
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	776	12,244	670	9,786
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	776	12,244	670	9,786
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	776	12,244	670	9,786
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	776	12,244	670	9,786
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$776	$12,244	$670	$9,786

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 80 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG 300 LLC		OSG 400 LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(226)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	(226)
Income/(loss) from Vessel Operations	-	-	-	226
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	226
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	226
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	226
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	226
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$226

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 81 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG America L.P.		OSG America LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	1
Net Income/(Loss)	$-	$-	$-	$(1)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 82 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG America Operating Company LLC		OSG Car Carriers, Inc.
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(1)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	383	5,967	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	383	5,966	-	-
Income/(loss) from Vessel Operations	(383)	(5,966)	-	-
Equity in Income/(loss) of Affiliated Companies	-	6,111	-	-
Operating Income/(loss)	(383)	145	-	-
Other Income/(expense)	29	286	-	-
Income/(loss) before Interest Expense and Income Taxes	(354)	431	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(354)	431	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(354)	431	-	-
Income Tax (Benefit)/Provision	-	1	-	-
Net Income/(Loss)	$(354)	$430	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 83 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG Clean Products International, Inc.		OSG Columbia LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	(0)
Vessel expenses	-	-	211	3,548
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	71	1,149
General and administrative	-	-	6	105
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	288	4,802
Income/(loss) from Vessel Operations	-	-	(288)	(4,802)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(288)	(4,802)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(288)	(4,802)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(288)	(4,802)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(288)	(4,802)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(288)	$(4,802)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 84 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG Constitution LLC		OSG Courageous LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	3	220	3,591
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	76	1,217
General and administrative	-	-	7	108
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	304	4,916
Income/(loss) from Vessel Operations	-	(3)	(304)	(4,916)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	(304)	(4,916)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	(304)	(4,916)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	(304)	(4,916)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	(304)	(4,916)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(3)	$(304)	$(4,916)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 85 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG Delaware Bay Lightering LLC		OSG Discovery LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	3,898	67,754	-	-
	3,898	67,754	-	-
Operating Expenses:
Voyage expenses	606	11,737	-	-
Vessel expenses	910	16,180	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	1,033	17,215	-	-
General and administrative	22	354	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(956)
Total Operating Expenses	2,571	45,486	-	(956)
Income/(loss) from Vessel Operations	1,327	22,268	-	956
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,327	22,268	-	956
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,327	22,268	-	956
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,327	22,268	-	956
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1,327	22,268	-	956
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,327	$22,268	$-	$956

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 86 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG Endeavor LLC		OSG Endurance LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	222	3,383
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	78	1,296
General and administrative	-	-	6	102
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	58	-	-
Total Operating Expenses	-	58	306	4,781
Income/(loss) from Vessel Operations	-	(58)	(306)	(4,781)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(58)	(306)	(4,781)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(58)	(306)	(4,781)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(58)	(306)	(4,781)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(58)	(306)	(4,781)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(58)	$(306)	$(4,781)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 87 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG Enterprise LLC		OSG Financial Corp.
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	211	3,645	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	108	1,703	-	-
General and administrative	6	102	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	324	5,450	-	-
Income/(loss) from Vessel Operations	(324)	(5,450)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(324)	(5,450)	-	-
Other Income/(expense)	-	-	-	(174)
Income/(loss) before Interest Expense and Income Taxes	(324)	(5,450)	-	(174)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(324)	(5,450)	-	(174)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(324)	(5,450)	-	(174)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(324)	$(5,450)	$-	$(174)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 88 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG Freedom LLC		OSG Honour LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	(0)	17	237	3,577
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	290	57	926
General and administrative	-	-	7	108
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	709	-	-
Total Operating Expenses	(0)	1,016	301	4,611
Income/(loss) from Vessel Operations	0	(1,016)	(301)	(4,611)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	(1,016)	(301)	(4,611)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	(1,016)	(301)	(4,611)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	(1,016)	(301)	(4,611)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	0	(1,016)	(301)	(4,611)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$0	$(1,016)	$(301)	$(4,611)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 89 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG Independence LLC		OSG Intrepid LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	9	-	-
Vessel expenses	197	3,506	224	3,690
Charter hire expenses	-	-	-	-
Depreciation and amortization	69	1,063	76	1,353
General and administrative	6	103	6	108
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	272	4,680	306	5,151
Income/(loss) from Vessel Operations	(272)	(4,680)	(306)	(5,151)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(272)	(4,680)	(306)	(5,151)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(272)	(4,680)	(306)	(5,151)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(272)	(4,680)	(306)	(5,151)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(272)	(4,680)	(306)	(5,151)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(272)	$(4,680)	$(306)	$(5,151)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 90 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG Liberty LLC		OSG Lightering LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	6,385	104,268
	-	-	6,385	104,268
Operating Expenses:
Voyage expenses	-	-	2,856	61,765
Vessel expenses	-	(9)	(14)	146
Charter hire expenses	-	-	2,628	35,611
Depreciation and amortization	-	-	58	2,011
General and administrative	-	-	283	3,610
Goodwill and intangible assets impairment charge	-	-	-	14,726
(Gain)/loss on disposal of vessels, including impairments	-	-	-	470
Total Operating Expenses	-	(9)	5,811	118,338
Income/(loss) from Vessel Operations	-	9	574	(14,070)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	9	574	(14,070)
Other Income/(expense)	-	-	1	14
Income/(loss) before Interest Expense and Income Taxes	-	9	575	(14,056)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	9	575	(14,056)
Reorganization Items, net	-	-	-	(60)
Income/(loss) before Income Taxes	-	9	575	(13,995)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$9	$575	$(13,995)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 91 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	1,567
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	1,567
Income/(loss) from Vessel Operations	-	-	-	(1,567)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(1,567)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(1,567)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(1,567)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(1,567)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(1,567)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 92 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG Mariner LLC		OSG Maritrans Parent LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	6	89
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	58	-	-
Total Operating Expenses	-	58	6	89
Income/(loss) from Vessel Operations	-	(58)	(6)	(89)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(58)	(6)	(89)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(58)	(6)	(89)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(58)	(6)	(89)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(58)	(6)	(89)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(58)	$(6)	$(89)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 93 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG Navigator LLC		OSG New York, Inc.
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$517	$8,523
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4,034
	-	-	517	12,557
Operating Expenses:
Voyage expenses	-	-	6	2,320
Vessel expenses	225	3,508	4	81
Charter hire expenses	-	-	624	11,727
Depreciation and amortization	28	1,062	-	-
General and administrative	7	108	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	259	4,677	635	14,128
Income/(loss) from Vessel Operations	(259)	(4,677)	(118)	(1,571)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(259)	(4,677)	(118)	(1,571)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(259)	(4,677)	(118)	(1,571)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(259)	(4,677)	(118)	(1,571)
Reorganization Items, net	-	-	-	306
Income/(loss) before Income Taxes	(259)	(4,677)	(118)	(1,877)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(259)	$(4,677)	$(118)	$(1,877)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 94 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 95 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 96 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG Product Tankers, LLC		OSG Quest LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	33
Total Operating Expenses	-	-	-	33
Income/(loss) from Vessel Operations	-	-	-	(33)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(33)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(33)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(33)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(33)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(33)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 97 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG Seafarer LLC		OSG Ship Management, Inc.
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	153	3,542
General and administrative	-	-	4,799	40,698
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(0)	4,953	44,240
Income/(loss) from Vessel Operations	-	0	(4,953)	(44,240)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	(4,953)	(44,240)
Other Income/(expense)	-	-	-	28
Income/(loss) before Interest Expense and Income Taxes	-	0	(4,953)	(44,212)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	(4,953)	(44,212)
Reorganization Items, net	-	-	16	2,085
Income/(loss) before Income Taxes	-	0	(4,969)	(46,297)
Income Tax (Benefit)/Provision	-	-	-	2
Net Income/(Loss)	$-	$0	$(4,969)	$(46,299)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 98 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	OSG Valour LLC		Overseas Allegiance Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 99 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Overseas Anacortes LLC		Overseas Boston LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,820	28,750	1,617	23,747
Voyage charter revenues	-	24	-	60
	1,820	28,774	1,617	23,808
Operating Expenses:
Voyage expenses	23	383	26	371
Vessel expenses	573	8,639	543	9,076
Charter hire expenses	711	12,103	699	11,898
Depreciation and amortization	34	249	52	747
General and administrative	16	259	17	265
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,358	21,633	1,337	22,356
Income/(loss) from Vessel Operations	462	7,141	280	1,452
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	462	7,141	280	1,452
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	462	7,141	280	1,452
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	462	7,141	280	1,452
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	462	7,141	280	1,452
Income Tax (Benefit)/Provision	-	22	-	7
Net Income/(Loss)	$462	$7,119	$280	$1,445

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 100 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Overseas Diligence LLC		Overseas Galena Bay LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(2)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(2)	-	-
Income/(loss) from Vessel Operations	-	2	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	2	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	2	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	2	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	2	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$2	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 101 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Overseas Houston LLC		Overseas Integrity LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,309	22,066	-	-
Voyage charter revenues	-	-	-	-
	1,309	22,066	-	-
Operating Expenses:
Voyage expenses	5	92	-	-
Vessel expenses	538	8,574	-	(3)
Charter hire expenses	664	11,308	-	-
Depreciation and amortization	61	963	-	-
General and administrative	17	262	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,286	21,199	-	(3)
Income/(loss) from Vessel Operations	23	867	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	23	867	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	23	867	-	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	23	867	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	23	867	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$23	$867	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 102 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Overseas Long Beach LLC		Overseas Los Angeles LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,316	22,067	1,316	21,987
Voyage charter revenues	-	-	-	7
	1,316	22,067	1,316	21,994
Operating Expenses:
Voyage expenses	11	187	11	190
Vessel expenses	562	8,647	561	8,845
Charter hire expenses	665	11,323	668	11,375
Depreciation and amortization	44	684	41	642
General and administrative	18	260	16	261
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,300	21,101	1,297	21,314
Income/(loss) from Vessel Operations	16	966	19	680
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	16	966	19	680
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	16	966	19	680
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	16	966	19	680
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	16	966	19	680
Income Tax (Benefit)/Provision	-	1	-	1
Net Income/(Loss)	$16	$965	$19	$679

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 103 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Overseas Martinez LLC		Overseas New Orleans LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,617	25,642	-	-
Voyage charter revenues	-	61	-	-
	1,617	25,703	-	-
Operating Expenses:
Voyage expenses	20	393	-	-
Vessel expenses	519	9,165	-	5
Charter hire expenses	711	11,966	-	-
Depreciation and amortization	40	470	-	-
General and administrative	16	265	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,306	22,259	-	5
Income/(loss) from Vessel Operations	311	3,445	-	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	311	3,445	-	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	311	3,445	-	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	311	3,445	-	(5)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	311	3,445	-	(5)
Income Tax (Benefit)/Provision	-	7	-	-
Net Income/(Loss)	$311	$3,438	$-	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 104 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Overseas New York LLC		Overseas Nikiski LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,309	21,096	1,349	24,992
Voyage charter revenues	-	-	-	66
	1,309	21,096	1,349	25,058
Operating Expenses:
Voyage expenses	5	88	17	392
Vessel expenses	488	8,516	776	9,027
Charter hire expenses	672	11,439	700	11,918
Depreciation and amortization	37	604	44	694
General and administrative	16	261	17	266
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,218	20,908	1,555	22,297
Income/(loss) from Vessel Operations	91	188	(206)	2,761
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	91	188	(206)	2,761
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	91	188	(206)	2,761
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	91	188	(206)	2,761
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	91	188	(206)	2,761
Income Tax (Benefit)/Provision	-	-	-	7
Net Income/(Loss)	$91	$188	$(206)	$2,754

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 105 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Overseas Perseverance Corporation		Overseas Philadelphia LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	3
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	3
Income/(loss) from Vessel Operations	-	-	-	(3)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(3)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(3)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(3)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(3)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(3)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 106 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	10	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	(0)	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	9	-	-
Income/(loss) from Vessel Operations	-	(9)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(9)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(9)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(9)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(9)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(9)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 107 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	4,019	66,587
Voyage charter revenues	-	-	-	47
	-	-	4,019	66,634
Operating Expenses:
Voyage expenses	-	-	30	530
Vessel expenses	-	3	1,090	17,637
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	842	13,962
General and administrative	-	-	33	530
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	1,995	32,658
Income/(loss) from Vessel Operations	-	(3)	2,024	33,976
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	2,024	33,976
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	2,024	33,976
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	2,024	33,976
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	2,024	33,976
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(3)	$2,024	$33,976

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 108 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Overseas Tampa LLC		Overseas Texas City LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,820	28,867	1,820	28,803
Voyage charter revenues	3	58	-	24
	1,823	28,925	1,820	28,827
Operating Expenses:
Voyage expenses	23	420	23	404
Vessel expenses	558	8,770	585	9,052
Charter hire expenses	736	12,378	676	11,396
Depreciation and amortization	2	34	39	506
General and administrative	17	264	16	262
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,335	21,866	1,340	21,620
Income/(loss) from Vessel Operations	488	7,059	480	7,207
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	488	7,059	480	7,207
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	488	7,059	480	7,207
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	488	7,059	480	7,207
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	488	7,059	480	7,207
Income Tax (Benefit)/Provision	-	13	-	-
Net Income/(Loss)	$488	$7,047	$480	$7,207

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 109 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Pearlmar Limited		Petromar Limited
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$776	$8,754	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	14	715	12,343
	776	8,769	715	12,343
Operating Expenses:
Voyage expenses	-	12	450	7,098
Vessel expenses	272	3,564	165	3,349
Charter hire expenses	-	-	-	-
Depreciation and amortization	150	3,257	74	1,344
General and administrative	-	0	66	1,066
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,346	-	14,775
Total Operating Expenses	422	24,180	755	27,632
Income/(loss) from Vessel Operations	353	(15,411)	(39)	(15,289)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	353	(15,411)	(39)	(15,289)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	353	(15,411)	(39)	(15,289)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	353	(15,411)	(39)	(15,289)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	353	(15,411)	(39)	(15,289)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$353	$(15,411)	$(39)	$(15,289)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 110 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Pisces Tanker Corporation		Polaris Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3,940	(1)	3,821
	-	3,940	(1)	3,821
Operating Expenses:
Voyage expenses	1	2,381	1	2,370
Vessel expenses	-	26	-	16
Charter hire expenses	-	2,350	-	1,996
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1	4,758	1	4,381
Income/(loss) from Vessel Operations	(1)	(818)	(3)	(560)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1)	(818)	(3)	(560)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1)	(818)	(3)	(560)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1)	(818)	(3)	(560)
Reorganization Items, net	-	5,816	-	5,570
Income/(loss) before Income Taxes	(1)	(6,634)	(3)	(6,130)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(1)	$(6,634)	$(3)	$(6,130)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 111 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Queens Product Tanker Corporation		Reymar Limited
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$45	$6,092
Time and bareboat charter revenues	-	-	360	1,014
Voyage charter revenues	-	9	-	16
	-	9	405	7,121
Operating Expenses:
Voyage expenses	-	3	7	(483)
Vessel expenses	-	70	199	3,984
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	115	2,920
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	15,911
Total Operating Expenses	-	73	321	22,333
Income/(loss) from Vessel Operations	-	(65)	84	(15,212)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(65)	84	(15,212)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(65)	84	(15,212)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(65)	84	(15,212)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(65)	84	(15,212)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(65)	$84	$(15,212)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 112 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Rich Tanker Corporation		Rimar Chartering Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	455	-	-
Voyage charter revenues	596	13,001	-	797
	596	13,456	-	797
Operating Expenses:
Voyage expenses	383	7,357	0	494
Vessel expenses	(4)	92	0	308
Charter hire expenses	364	6,490	-	626
Depreciation and amortization	-	-	-	80
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	743	13,939	0	1,507
Income/(loss) from Vessel Operations	(147)	(483)	(0)	(711)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(147)	(483)	(0)	(711)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(147)	(483)	(0)	(711)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(147)	(483)	(0)	(711)
Reorganization Items, net	-	2,159	-	8,825
Income/(loss) before Income Taxes	(147)	(2,642)	(0)	(9,536)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(147)	$(2,642)	$(0)	$(9,536)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 113 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Rosalyn Tanker Corporation		Rosemar Limited
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$607	$8,808	$-	$-
Time and bareboat charter revenues	-	-	371	5,453
Voyage charter revenues	-	-	-	15
	607	8,808	371	5,467
Operating Expenses:
Voyage expenses	30	286	9	152
Vessel expenses	383	4,836	468	3,980
Charter hire expenses	-	-	-	-
Depreciation and amortization	241	3,683	144	3,193
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	18,026
Total Operating Expenses	654	8,805	621	25,352
Income/(loss) from Vessel Operations	(47)	2	(250)	(19,884)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(47)	2	(250)	(19,884)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(47)	2	(250)	(19,884)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(47)	2	(250)	(19,884)
Reorganization Items, net	8	44	-	-
Income/(loss) before Income Taxes	(55)	(42)	(250)	(19,884)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(55)	$(42)	$(250)	$(19,884)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 114 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Rubymar Limited		Sakura Transport Corp.
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$824	$8,237
Time and bareboat charter revenues	224	4,016	-	-
Voyage charter revenues	-	-	-	-
	224	4,016	824	8,237
Operating Expenses:
Voyage expenses	-	(0)	38	416
Vessel expenses	1	(2)	243	5,319
Charter hire expenses	-	-	-	-
Depreciation and amortization	144	3,076	252	4,371
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,563	-	-
Total Operating Expenses	144	19,637	532	10,106
Income/(loss) from Vessel Operations	80	(15,620)	292	(1,869)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	80	(15,620)	292	(1,869)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	80	(15,620)	292	(1,869)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	80	(15,620)	292	(1,869)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	80	(15,620)	292	(1,869)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$80	$(15,620)	$292	$(1,869)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 115 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Samar Product Tanker Corporation		Santorini Tanker LLC
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	375	6,146	-	-
Voyage charter revenues	-	2	1,131	21,115
	375	6,148	1,131	21,115
Operating Expenses:
Voyage expenses	9	195	367	7,971
Vessel expenses	139	2,684	289	5,414
Charter hire expenses	-	-	-	-
Depreciation and amortization	130	2,734	155	2,609
General and administrative	-	0	15	244
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,279	-	-
Total Operating Expenses	278	24,893	827	16,239
Income/(loss) from Vessel Operations	97	(18,745)	303	4,876
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	97	(18,745)	303	4,876
Other Income/(expense)	(0)	(3)	-	-
Income/(loss) before Interest Expense and Income Taxes	97	(18,748)	303	4,876
Interest Expense	-	(9)	-	-
Income/(loss) before Reorganization Items and Income Taxes	97	(18,757)	303	4,876
Reorganization Items, net	8	277	-	-
Income/(loss) before Income Taxes	89	(19,034)	303	4,876
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$89	$(19,034)	$303	$4,876

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 116 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$(1)	$525	$-	$2,051
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	988	10,057	1,724	12,103
	987	10,582	1,724	14,155
Operating Expenses:
Voyage expenses	701	5,970	851	7,525
Vessel expenses	193	2,270	176	3,737
Charter hire expenses	175	2,750	-	-
Depreciation and amortization	16	256	133	2,181
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,085	11,247	1,159	13,442
Income/(loss) from Vessel Operations	(98)	(665)	565	712
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(98)	(665)	565	712
Other Income/(expense)	-	(13)	-	-
Income/(loss) before Interest Expense and Income Taxes	(98)	(678)	565	712
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(98)	(678)	565	712
Reorganization Items, net	-	15,145	-	-
Income/(loss) before Income Taxes	(98)	(15,823)	565	712
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(98)	$(15,823)	$565	$712

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 117 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Shirley Tanker SRL		Sifnos Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$2,004	$343	$6,570
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,721	11,600	-	-
	1,721	13,604	343	6,570
Operating Expenses:
Voyage expenses	851	7,177	-	15
Vessel expenses	264	4,399	191	3,105
Charter hire expenses	-	-	175	3,672
Depreciation and amortization	300	4,835	31	358
General and administrative	7	75	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,422	16,485	397	7,151
Income/(loss) from Vessel Operations	299	(2,881)	(54)	(581)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	299	(2,881)	(54)	(581)
Other Income/(expense)	-	0	-	(13)
Income/(loss) before Interest Expense and Income Taxes	299	(2,881)	(54)	(594)
Interest Expense	-	(15)	-	-
Income/(loss) before Reorganization Items and Income Taxes	299	(2,896)	(54)	(594)
Reorganization Items, net	8	236	-	13,781
Income/(loss) before Income Taxes	291	(3,132)	(54)	(14,375)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$291	$(3,132)	$(54)	$(14,375)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 118 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Silvermar Limited		Sixth Aframax Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$802	$8,507	$-	$857
Time and bareboat charter revenues	-	-	-	1,886
Voyage charter revenues	-	10	1,721	11,832
	802	8,517	1,721	14,575
Operating Expenses:
Voyage expenses	-	13	851	7,385
Vessel expenses	187	2,859	253	3,937
Charter hire expenses	-	-	-	-
Depreciation and amortization	151	3,198	141	2,150
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,981	-	-
Total Operating Expenses	339	23,052	1,245	13,473
Income/(loss) from Vessel Operations	463	(14,535)	477	1,102
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	463	(14,535)	477	1,102
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	463	(14,535)	477	1,102
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	463	(14,535)	477	1,102
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	463	(14,535)	477	1,102
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$463	$(14,535)	$477	$1,102

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 119 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Skopelos Product Tanker Corporation		Star Chartering Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	413	6,632
Voyage charter revenues	882	15,279	-	-
	882	15,279	413	6,632
Operating Expenses:
Voyage expenses	516	9,293	-	-
Vessel expenses	197	2,736	2	41
Charter hire expenses	-	-	413	6,633
Depreciation and amortization	102	1,704	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	815	13,733	415	6,674
Income/(loss) from Vessel Operations	67	1,545	(2)	(43)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	67	1,545	(2)	(43)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	67	1,545	(2)	(43)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	67	1,545	(2)	(43)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	67	1,545	(2)	(43)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$67	$1,545	$(2)	$(43)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 120 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Suezmax International Agencies, Inc.		Talara Chartering Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$10,603	$0	$1,363
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	616	8,121	-	7
	616	18,724	0	1,371
Operating Expenses:
Voyage expenses	326	5,303	-	(329)
Vessel expenses	2	140	-	545
Charter hire expenses	153	16,576	-	1,730
Depreciation and amortization	-	-	-	34
General and administrative	164	1,324	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	645	23,343	-	1,980
Income/(loss) from Vessel Operations	(29)	(4,618)	0	(609)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(29)	(4,618)	0	(609)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(29)	(4,618)	0	(609)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(29)	(4,618)	0	(609)
Reorganization Items, net	-	-	-	36,040
Income/(loss) before Income Taxes	(29)	(4,618)	0	(36,649)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(29)	$(4,618)	$0	$(36,649)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 121 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Third United Shipping Corporation		Tokyo Transport Corp.
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$1,281	$10,687
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	1,281	10,687
Operating Expenses:
Voyage expenses	-	-	1	404
Vessel expenses	-	-	201	4,472
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	247	4,185
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	449	9,062
Income/(loss) from Vessel Operations	-	-	832	1,626
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	832	1,626
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	832	1,626
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	832	1,626
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	832	1,626
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$832	$1,626

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 122 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Transbulk Carriers, Inc.		Troy Chartering Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$1	$1,196
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	12
	-	-	1	1,207
Operating Expenses:
Voyage expenses	-	-	-	49
Vessel expenses	-	-	1	465
Charter hire expenses	-	-	-	1,676
Depreciation and amortization	-	-	-	35
General and administrative	-	-	-	1
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	1	2,225
Income/(loss) from Vessel Operations	-	-	1	(1,018)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	1	(1,018)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	1	(1,018)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	1	(1,018)
Reorganization Items, net	-	-	-	37,194
Income/(loss) before Income Taxes	-	-	1	(38,211)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$1	$(38,211)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 123 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Troy Product Corporation		Urban Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$337	$6,937
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	(8)
	-	-	337	6,928
Operating Expenses:
Voyage expenses	-	-	-	(27)
Vessel expenses	-	-	8	73
Charter hire expenses	-	-	364	6,589
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	372	6,635
Income/(loss) from Vessel Operations	-	-	(36)	294
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(36)	294
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(36)	294
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(36)	294
Reorganization Items, net	-	-	-	4,083
Income/(loss) before Income Taxes	-	-	(36)	(3,789)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(36)	$(3,789)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 124 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Vega Tanker Corporation		View Tanker Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$(1)	$38
Time and bareboat charter revenues	-	-	-	4,686
Voyage charter revenues	-	-	697	3,594
	-	-	697	8,318
Operating Expenses:
Voyage expenses	-	-	347	1,959
Vessel expenses	-	80	10	91
Charter hire expenses	-	-	364	6,122
Depreciation and amortization	-	-	-	-
General and administrative	-	-	52	52
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	80	773	8,224
Income/(loss) from Vessel Operations	-	(80)	(76)	95
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(80)	(76)	95
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(80)	(76)	95
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(80)	(76)	95
Reorganization Items, net	-	-	-	3,104
Income/(loss) before Income Taxes	-	(80)	(76)	(3,010)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(80)	$(76)	$(3,010)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 125 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Vivian Tankships Corporation		Vulpecula Chartering Corporation
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	(2)	3,807
	-	-	(2)	3,807
Operating Expenses:
Voyage expenses	-	-	3	1,980
Vessel expenses	-	-	1	8
Charter hire expenses	-	-	-	1,831
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	4	3,819
Income/(loss) from Vessel Operations	-	-	(5)	(13)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(5)	(13)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(5)	(13)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(5)	(13)
Reorganization Items, net	-	-	-	4,357
Income/(loss) before Income Taxes	-	-	(5)	(4,369)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(5)	$(4,369)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 126 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Wind Aframax Tanker Corporation		Combined Debtors
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$-	$-	$13,868	$237,367
Time and bareboat charter revenues	-	-	30,705	487,485
Voyage charter revenues	-	-	49,790	640,234
	-	-	94,363	1,365,087
Operating Expenses:
Voyage expenses	-	-	25,438	339,510
Vessel expenses	-	(0)	21,449	346,398
Charter hire expenses	-	10	14,602	291,100
Depreciation and amortization	-	-	12,475	229,783
General and administrative	-	-	7,530	90,164
Goodwill and intangible assets impairment charge	-	-	-	16,293
(Gain)/loss on disposal of vessels, including impairments	-	-	-	644,580
Total Operating Expenses	-	10	81,494	1,957,827
Income/(loss) from Vessel Operations	-	(10)	12,869	(592,740)
Equity in Income/(loss) of Affiliated Companies	-	-	1,971	52,807
Operating Income/(loss)	-	(10)	14,840	(539,933)
Other Income/(expense)	-	-	(1,601)	(21,673)
Income/(loss) before Interest Expense and Income Taxes	-	(10)	13,238	(561,606)
Interest Expense	-	-	(122)	(337)
Income/(loss) before Reorganization Items and Income Taxes	-	(10)	13,116	(561,943)
Reorganization Items, net	-	-	6,531	381,654
Income/(loss) before Income Taxes	-	(10)	6,585	(943,597)
Income Tax (Benefit)/Provision	-	-	(1,714)	(25,167)
Net Income/(Loss)	$-	$(10)	$8,299	$(918,430)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 127 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Eliminations		Consolidated Debtors
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$(221)	$(1,543)	$13,647	$235,825
Time and bareboat charter revenues	(137)	(9,756)	30,568	477,729
Voyage charter revenues	-	-	49,790	640,234
	(358)	(11,299)	94,004	1,353,788
Operating Expenses:
Voyage expenses	-	-	25,438	339,510
Vessel expenses	-	-	21,449	346,398
Charter hire expenses	(358)	(11,299)	14,244	279,801
Depreciation and amortization	-	-	12,475	229,783
General and administrative	-	-	7,530	90,164
Goodwill and intangible assets impairment charge	-	-	-	16,293
(Gain)/loss on disposal of vessels, including impairments	-	-	-	644,580
Total Operating Expenses	(358)	(11,299)	81,135	1,946,528
Income/(loss) from Vessel Operations	-	-	12,870	(592,740)
Equity in Income/(loss) of Affiliated Companies	-	-	1,971	52,806
Operating Income/(loss)	-	-	14,841	(539,934)
Other Income/(expense)	-	-	(1,601)	(21,673)
Income/(loss) before Interest Expense and Income Taxes	-	-	13,239	(561,607)
Interest Expense	-	-	(122)	(338)
Income/(loss) before Reorganization Items and Income Taxes	-	-	13,117	(561,945)
Reorganization Items, net	-	-	6,531	381,654
Income/(loss) before Income Taxes	-	-	6,586	(943,599)
Income Tax (Benefit)/Provision	-	-	(1,714)	(25,167)
Net Income/(Loss)	$-	$-	$8,300	$(918,432)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 128 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Total Non-Debtors		Eliminations
(000s)	February 1 - 28, 2014	November 14, 2012 - February 28, 2014	February 1 - 28, 2014	November 14, 2012 - February 28, 2014

Shipping Revenues:

Pool revenues	$0	$172	$-	$-
Time and bareboat charter revenues	-	117	-	-
Voyage charter revenues	-	(167)	-	-
	0	122	-	-
Operating Expenses:
Voyage expenses	-	(411)	-	-
Vessel expenses	99	600	-	-
Charter hire expenses	-	334	-	-
Depreciation and amortization	(97)	(889)	-	-
General and administrative	3,414	37,569	-	-
Goodwill and intangible assets impairment charge	-	(79)	-	-
(Gain)/loss on disposal of vessels, including impairments	(4)	84	-	-
Total Operating Expenses	3,411	37,208	-	-
Income/(loss) from Vessel Operations	(3,411)	(37,086)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(3,411)	(37,086)	-	-
Other Income/(expense)	1,640	22,838	-	-
Income/(loss) before Interest Expense and Income Taxes	(1,770)	(14,248)	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1,770)	(14,248)	-	-
Reorganization Items, net	-	0	-	-
Income/(loss) before Income Taxes	(1,770)	(14,248)	-	-
Income Tax (Benefit)/Provision	204	4,102	-	-
Net Income/(Loss)	$(1,975)	$(18,350)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 129 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from February 1 - 28, 2014 and November 14, 2012 through February 28, 2014

	Consolidated Overseas Shipholding Group, Inc.
(000s)	February 1 - 28, 2014	November 14, 2012 – February 28, 2014

Shipping Revenues:

Pool revenues	$13,647	$235,996
Time and bareboat charter revenues	30,568	477,846
Voyage charter revenues	49,790	640,068
	94,005	1,353,910
Operating Expenses:
Voyage expenses	25,438	339,099
Vessel expenses	21,548	346,998
Charter hire expenses	14,244	280,135
Depreciation and amortization	12,378	228,894
General and administrative	10,943	127,732
Goodwill and intangible assets impairment charge	-	16,214
(Gain)/loss on disposal of vessels, including impairments	(4)	644,664
Total Operating Expenses	84,547	1,983,736
Income/(loss) from Vessel Operations	9,458	(629,826)
Equity in Income/(loss) of Affiliated Companies	1,971	52,806
Operating Income/(loss)	11,429	(577,020)
Other Income/(expense)	39	1,165
Income/(loss) before Interest Expense and Income Taxes	11,468	(575,855)
Interest Expense	(122)	(338)
Income/(loss) before Reorganization Items and Income Taxes	11,346	(576,193)
Reorganization Items, net	6,531	381,654
Income/(loss) before Income Taxes	4,815	(957,847)
Income Tax (Benefit)/Provision	(1,510)	(21,065)
Net Income/(Loss)	$6,325	$(936,782)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 130 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Overseas Shipholding Group, Inc.		OSG International, Inc.		OSG Bulk Ships, Inc.		1372 Tanker Corporation		Africa Tanker Corporation
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$320,126	$186,045	$3,986	$138,702	$46,300	$20,396	$-	$-	$-	$-
Voyage receivables	530	0	(990)	(756)	-	-	2,611	5,733	-	-
Other receivables	5,011	3,973	13,363	700	746	41	27	35	(1)	(1)
Inventory	-	-	-	-	-	-	-	1,717	-	-
Prepaid expenses and other current assets	16,696	6,992	(133)	-	-	-	75	96	18	100
Total Current Assets	342,364	197,010	16,227	138,646	47,046	20,436	2,713	7,581	18	99
Vessels and other property, less accumulated depreciation	-	-	-	148	-	-	50,585	47,169	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	2,212	1,641	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	148	-	-	52,797	48,810	-	-
Investments in Affiliated Companies	38	253	(2,998)	38,498	-	-	-	-	231,376	274,032
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	816,000	816,000	2,036,505	2,036,512	1,512,260	1,512,260	-	-	-	-
Intercompany loans receivable and accrued interest	267,376	275,393	180,732	135,437	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	331,328	352,780	339,231	339,233	986,889	986,888	16,336	16,336	259,313	259,313
Pre-petition Intercompany receivables from non-debtors	10,840	10,345	1,487,388	1,498,820	4,045	4,045	-	-	4,350	4,350
Post-petition intercompany receivables from non-debtors	-	490	-	16,871	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	15,167	-	53,366	-	36,904	-	-	-	-
Other Assets	0	9,170	6	25	237	151	21	(91)	-	-
Total Assets	$1,767,945	$1,676,608	$4,057,090	$4,257,555	$2,550,477	$2,560,684	$71,867	$72,636	$495,057	$537,795

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	8,019	272,651	-	180	55	1,230	1,150	336	-	-
Total Current Liabilities Not Subject to Compromise	8,019	272,651	-	180	55	1,230	1,150	336	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	79,810	-	53,207	-	504	-	-
Post-petition intercompany payables to non-debtors	-	-	-	27,890	-	5	-	487	-	-
Post-petition intercompany payables to other debtors	-	14,264	-	180,601	-	9,195	-	2,566	-	1,133
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	724,132	392,947	-	-	-	-	-	-	43	-
Total Liabilities Not Subject to Compromise	732,151	679,862	-	288,481	55	63,638	1,150	3,893	43	1,133

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	227,716	152,549	50,033	33	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,677	12,677	317,740	317,740	59,165	59,165	28,127	28,120	17	17
Pre-petition intercompany payables to other debtors	29,734	44,070	1,932,666	1,954,310	1,079,806	1,079,614	-	-	39	39
Other liabilities	2,018,557	2,022,640	509	773	2,210	3,648	47,035	45,522	-	-
Total Liabilities Subject to Compromise	2,060,968	2,079,387	2,478,631	2,425,373	1,191,215	1,142,461	75,161	73,642	56	56

Total Liabilities	2,793,118	2,759,249	2,478,631	2,713,854	1,191,270	1,206,099	76,311	77,535	99	1,189
(Deficit)/Equity:
Total (Deficit)/Equity	(1,025,174)	(1,082,641)	1,578,459	1,543,701	1,359,207	1,354,585	(4,444)	(4,899)	494,959	536,607
Total Liabilities and (Deficit)/Equity	$1,767,945	$1,676,608	$4,057,090	$4,257,555	$2,550,477	$2,560,684	$71,867	$72,636	$495,057	$537,795

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 131 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Alcesmar Limited		Alcmar Limited		Alpha Suezmax Corporation		Alpha Tanker Corporation		Amalia Product Corporation
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,547	1,692	153	1,636	2,957	41	(62)	(64)	2,562	2,343
Other receivables	11	50	(24)	(31)	2,741	937	131	-	6	22
Inventory	-	-	-	-	-	-	-	-	38	-
Prepaid expenses and other current assets	21	34	21	35	528	-	-	-	388	38
Total Current Assets	1,579	1,776	150	1,641	6,226	978	69	(64)	2,995	2,403
Vessels and other property, less accumulated depreciation	34,822	14,918	34,750	15,191	228	-	-	-	51,954	47,898
Deferred drydock expenditures, net	674	907	401	904	1,800	-	-	-	1,747	1,136
Total Vessels, Deferred Drydock and Other Property	35,496	15,825	35,151	16,094	2,028	-	-	-	53,701	49,035
Investments in Affiliated Companies	300	300	600	300	-	-	-	-	601	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,930	3,930	7,926	7,926	6,502	6,502	157	157	6,826	6,826
Pre-petition Intercompany receivables from non-debtors	0	0	-	-	14	14	481	481	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,968	-	1,979	-	4,023	-	-	-	7,111
Other Assets	(13)	(3)	0	(12)	55	-	-	-	(1)	(1)
Total Assets	$41,292	$24,796	$43,827	$27,928	$14,825	$11,517	$707	$574	$64,121	$65,374

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	44	169	708	782	116	97	-	-	41	471
Total Current Liabilities Not Subject to Compromise	44	169	708	782	116	97	-	-	41	471

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	1,266	-	1,400	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	44	1,436	708	2,182	116	97	-	-	41	471

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,818	6,818	7,706	7,706	26,898	26,898	-	-	6,322	6,322
Pre-petition intercompany payables to other debtors	238	238	222	222	2,722	2,722	147	147	3	3
Other liabilities	19,883	19,761	19,883	19,761	-	13,450	-	-	-	-
Total Liabilities Subject to Compromise	26,940	26,818	27,811	27,689	29,620	43,070	147	147	6,325	6,325

Total Liabilities	26,984	28,253	28,519	29,871	29,736	43,167	147	147	6,366	6,796
(Deficit)/Equity:
Total (Deficit)/Equity	14,308	(3,458)	15,308	(1,942)	(14,912)	(31,650)	560	427	57,755	58,578
Total Liabilities and (Deficit)/Equity	$41,292	$24,796	$43,827	$27,928	$14,825	$11,517	$707	$574	$64,121	$65,374

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 132 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation		Andromar Limited		Antigmar Limited		Aqua Tanker Corporation
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,417	328	(22)	-	1,480	1,600	270	1,741	455	449
Other receivables	14	430	-	-	20	(13)	(27)	(11)	3,779	4,038
Inventory	318	253	-	-	-	-	484	-	-	-
Prepaid expenses and other current assets	21	38	1,071	-	23	35	21	36	4,651	4,651
Total Current Assets	1,769	1,049	1,049	-	1,523	1,622	748	1,766	8,884	9,137
Vessels and other property, less accumulated depreciation	26,361	9,754	-	-	35,473	15,086	35,287	15,211	-	-
Deferred drydock expenditures, net	1,657	1,157	-	-	534	49	395	126	-	-
Total Vessels, Deferred Drydock and Other Property	28,018	10,911	-	-	36,006	15,135	35,682	15,337	-	-
Investments in Affiliated Companies	-	-	-	-	600	300	600	600	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	16,108	16,108	102	102	14,837	14,837	15,228	15,228	199	199
Pre-petition Intercompany receivables from non-debtors	-	-	783	783	1	1	-	-	440	440
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,990	-	1,318	-	2,847	-	2,413	-	-
Other Assets	33	25	-	(281)	(20)	(18)	(24)	-	-	-
Total Assets	$45,929	$33,083	$1,934	$1,922	$52,947	$34,724	$52,233	$35,344	$9,523	$9,776

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	374	805	4	1	928	44	469	135	57	113
Total Current Liabilities Not Subject to Compromise	374	805	4	1	928	44	469	135	57	113

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	361	-	463	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	3
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	374	805	4	1	928	405	469	598	57	116

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	17,078	17,078	-	-	16,388	16,388	17,540	17,540	1,979	1,979
Pre-petition intercompany payables to other debtors	335	335	840	840	226	226	241	241	18	18
Other liabilities	-	-	-	-	19,883	19,761	19,950	19,761	-	-
Total Liabilities Subject to Compromise	17,413	17,413	840	840	36,498	36,375	37,731	37,542	1,997	1,997

Total Liabilities	17,787	18,219	844	840	37,426	36,780	38,200	38,140	2,053	2,113
(Deficit)/Equity:
Total (Deficit)/Equity	28,142	14,864	1,090	1,082	15,521	(2,056)	14,033	(2,796)	7,470	7,663
Total Liabilities and (Deficit)/Equity	$45,929	$33,083	$1,934	$1,922	$52,947	$34,724	$52,233	$35,344	$9,523	$9,776

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 133 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Aquarius Tanker Corporation		Ariadmar Limited		Aspro Tanker Corporation		Atalmar Limited		Athens Product Tanker Corporation
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,193	0	1,578	1,744	330	327	1,936	1,616	1,699	1,615
Other receivables	15	-	6	21	26	-	2	(9)	(4)	(7)
Inventory	150	-	-	-	-	-	182	442	323	656
Prepaid expenses and other current assets	273	-	29	34	31	-	23	36	19	46
Total Current Assets	2,631	0	1,612	1,800	386	327	2,143	2,085	2,037	2,311
Vessels and other property, less accumulated depreciation	-	-	35,133	14,902	-	-	35,037	14,926	41,872	39,797
Deferred drydock expenditures, net	-	-	762	173	-	-	726	225	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	35,895	15,075	-	-	35,762	15,151	41,872	39,797
Investments in Affiliated Companies	-	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,515	19,515	4,859	4,859	1,193	1,193	13,184	13,184	16	16
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	550	550	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,127	-	3,636	-	-	-	3,746	-	6,742
Other Assets	-	-	(37)	3	-	-	(114)	(20)	2	-
Total Assets	$22,146	$21,642	$42,631	$25,673	$2,130	$2,070	$50,976	$34,146	$43,926	$48,866

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	478	2	42	24	-	-	571	500	63	1,169
Total Current Liabilities Not Subject to Compromise	478	2	42	24	-	-	571	500	63	1,169

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	351	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	478	2	42	375	-	-	571	500	63	1,169

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,009	23,009	7,987	7,987	-	-	9,783	9,783	7,512	7,512
Pre-petition intercompany payables to other debtors	-	-	223	223	1,193	1,193	261	261	35,276	35,276
Other liabilities	-	2,343	19,883	19,761	-	-	-	-	-	-
Total Liabilities Subject to Compromise	23,009	25,352	28,093	27,971	1,193	1,193	10,045	10,045	42,788	42,788

Total Liabilities	23,487	25,354	28,135	28,346	1,193	1,193	10,616	10,545	42,851	43,957
(Deficit)/Equity:
Total (Deficit)/Equity	(1,340)	(3,712)	14,496	(2,672)	936	877	40,360	23,601	1,075	4,909
Total Liabilities and (Deficit)/Equity	$22,146	$21,642	$42,631	$25,673	$2,130	$2,070	$50,976	$34,146	$43,926	$48,866

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 134 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Atlas Chartering Corporation		Aurora Shipping Corporation		Avila Tanker Corporation		Batangas Tanker Corporation		Beta Aframax Corporation
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	904	-	3,187	2,846	171	169	-	1,870	697	444
Other receivables	-	-	28	38	(53)	-	-	(23)	13	-
Inventory	433	-	-	2,492	-	-	-	-	-	-
Prepaid expenses and other current assets	605	0	96	83	221	-	-	40	44	-
Total Current Assets	1,941	0	3,311	5,459	339	169	-	1,887	753	444
Vessels and other property, less accumulated depreciation	-	-	38,944	36,259	-	-	59,564	70,541	141	-
Deferred drydock expenditures, net	-	-	1,486	875	-	-	-	-	65	-
Total Vessels, Deferred Drydock and Other Property	-	-	40,429	37,135	-	-	59,564	70,541	206	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	22,309	22,309	12,328	12,328	1,271	1,271	22,063	22,063	10,281	9,741
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	299	299	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,798	-	-	-	-	-	-	-	-
Other Assets	(9)	-	(37)	(73)	-	-	-	-	105	-
Total Assets	$24,241	$24,107	$56,032	$54,850	$1,611	$1,440	$81,926	$94,790	$11,345	$10,185

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	59	1	321	308	249	-	-	144	609	39
Total Current Liabilities Not Subject to Compromise	59	1	321	308	249	-	-	144	609	39

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1,360	-	-	-	11,162	-	320
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	(854)	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	59	1	321	1,668	249	-	-	11,305	(245)	359

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	57,592	57,592	-	-
Pre-petition intercompany payables to non-debtors	25,381	25,381	6,453	6,453	-	-	24,229	24,229	15,430	15,430
Pre-petition intercompany payables to other debtors	365	365	7	7	1,208	1,208	5	5	341	341
Other liabilities	-	4,375	-	-	-	-	-	-	-	30,823
Total Liabilities Subject to Compromise	25,746	30,121	6,460	6,460	1,208	1,208	81,826	81,826	15,771	46,594

Total Liabilities	25,805	30,122	6,782	8,129	1,457	1,208	81,826	93,131	15,526	46,953
(Deficit)/Equity:
Total (Deficit)/Equity	(1,564)	(6,015)	49,250	46,721	154	232	100	1,658	(4,181)	(36,768)
Total Liabilities and (Deficit)/Equity	$24,241	$24,107	$56,032	$54,850	$1,611	$1,440	$81,926	$94,790	$11,345	$10,185

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 135 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Brooklyn Product Tanker Corporation		Cabo Hellas Limited		Cabo Sounion Limited		Caribbean Tanker Corporation		Carina Tanker Corporation
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	710	-	195	0	205	3	887	1,870	908	206
Other receivables	(3)	-	22	(4)	(9)	(2)	908	(16)	-	-
Inventory	-	-	-	-	-	-	344	377	752	0
Prepaid expenses and other current assets	-	-	47	55	33	42	54	33	3	(0)
Total Current Assets	707	-	264	52	230	43	2,194	2,264	1,662	206
Vessels and other property, less accumulated depreciation	-	-	36,005	16,779	37,294	17,395	22,147	5,043	-	-
Deferred drydock expenditures, net	-	-	358	1,683	306	1,573	789	754	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	36,364	18,462	37,600	18,968	22,935	5,797	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,827	2,827	26,270	26,270	27,240	27,240	28,974	28,974	18,588	18,588
Pre-petition Intercompany receivables from non-debtors	25,270	25,270	4	4	3	3	18	18	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	455	-	58	-	-	-	1,607	-	1,951
Other Assets	(3)	(1)	-	0	(41)	2	14	(74)	-	-
Total Assets	$28,802	$28,552	$62,901	$44,845	$65,032	$46,256	$54,135	$38,586	$20,251	$20,745

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	279	2	461	624	489	626	651	556	19	27
Total Current Liabilities Not Subject to Compromise	279	2	461	624	489	626	651	556	19	27

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	115	-	936	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	279	2	461	624	489	741	651	1,492	19	27

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	370	370	3,342	3,342	2,979	2,979	20,445	20,445	24,230	24,230
Pre-petition intercompany payables to other debtors	47,640	47,620	17,008	17,008	17,774	17,774	3,073	3,073	-	-
Other liabilities	-	0	-	-	-	-	-	-	-	4,100
Total Liabilities Subject to Compromise	48,010	47,990	20,350	20,350	20,753	20,753	23,518	23,518	24,230	28,330

Total Liabilities	48,289	47,992	20,811	20,973	21,242	21,494	24,169	25,010	24,249	28,357
(Deficit)/Equity:
Total (Deficit)/Equity	(19,488)	(19,440)	42,091	23,872	43,790	24,762	29,966	13,575	(3,998)	(7,612)
Total Liabilities and (Deficit)/Equity	$28,802	$28,552	$62,901	$44,845	$65,032	$46,256	$54,135	$38,586	$20,251	$20,745

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 136 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Carl Product Corporation		Concept Tanker Corporation		Crown Tanker Corporation		Delphina Tanker Corporation		Delta Aframax Corporation
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$1	$1
Voyage receivables	2,622	2,003	1,991	1,830	90	0	-	-	758	1,345
Other receivables	11	(31)	-	-	-	-	-	-	4	(7)
Inventory	-	-	-	-	-	-	-	-	-	224
Prepaid expenses and other current assets	33	47	241	320	-	-	-	-	42	50
Total Current Assets	2,667	2,019	2,232	2,150	90	0	-	-	805	1,613
Vessels and other property, less accumulated depreciation	51,896	47,961	-	-	-	-	-	-	56,274	29,007
Deferred drydock expenditures, net	1,873	1,233	-	-	-	-	-	-	43	249
Total Vessels, Deferred Drydock and Other Property	53,768	49,194	-	-	-	-	-	-	56,317	29,256
Investments in Affiliated Companies	612	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	6,388	6,388	7,495	7,495	431	431	-	-	3,875	3,875
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	5,731	-	727	-	129	-	-	-	333
Other Assets	(58)	78	-	-	-	-	-	-	(47)	(75)
Total Assets	$63,377	$63,410	$10,027	$10,671	$522	$560	$-	$-	$60,949	$35,002

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	102	1,291	-	0	-	-	-	-	660	1,251
Total Current Liabilities Not Subject to Compromise	102	1,291	-	0	-	-	-	-	660	1,251

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	345
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	493	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	102	1,291	493	0	-	-	-	-	660	1,596

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,327	6,327	11,522	11,522	83	83	-	-	7,653	7,649
Pre-petition intercompany payables to other debtors	2	2	1	1	18	18	-	-	2	2
Other liabilities	-	-	-	2,726	10	10	-	-	36,791	35,394
Total Liabilities Subject to Compromise	6,330	6,330	11,523	14,249	111	111	-	-	44,446	43,045

Total Liabilities	6,431	7,621	12,015	14,249	111	111	-	-	45,105	44,641
(Deficit)/Equity:
Total (Deficit)/Equity	56,946	55,790	(1,989)	(3,578)	410	449	-	-	15,844	(9,639)
Total Liabilities and (Deficit)/Equity	$63,377	$63,410	$10,027	$10,671	$522	$560	$-	$-	$60,949	$35,002

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 137 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	DHT Ania Aframax Corp.		DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.		DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(40)	-	3,455	64	1,711	313	2,422	48	243	238
Other receivables	(15)	-	687	-	883	-	44	-	373	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	(60)	-	579	-	409	0	479	-	-	-
Total Current Assets	(115)	-	4,721	64	3,003	313	2,945	48	616	238
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,477	1,477	31,966	31,966	14,591	14,591	26,495	26,495	1,106	1,106
Pre-petition Intercompany receivables from non-debtors	119	119	1,186	1,186	66	66	1,332	1,332	835	835
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	3,050	-	1,095	-	2,711	-	51
Other Assets	-	-	(1)	-	(5)	-	-	-	51	-
Total Assets	$1,481	$1,596	$37,873	$36,266	$17,655	$16,065	$30,772	$30,585	$2,608	$2,230

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	285	-	-	44	100	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	285	-	-	44	100	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	59	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	59	285	-	-	44	100	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	1,337	1,341	28,300	27,613	18,440	17,564	22,718	22,394	1,046	673
Pre-petition intercompany payables to other debtors	-	-	-	-	1	1	955	955	835	835
Other liabilities	-	45	-	380	-	-	-	334	-	-
Total Liabilities Subject to Compromise	1,337	1,386	28,300	27,993	18,441	17,565	23,673	23,683	1,881	1,508

Total Liabilities	1,337	1,445	28,585	27,993	18,441	17,609	23,773	23,683	1,881	1,508
(Deficit)/Equity:
Total (Deficit)/Equity	144	151	9,288	8,274	(786)	(1,544)	6,999	6,903	727	722
Total Liabilities and (Deficit)/Equity	$1,481	$1,596	$37,873	$36,266	$17,655	$16,065	$30,772	$30,585	$2,608	$2,230

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 138 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.		Dignity Chartering Corporation		Edindun Shipping Corporation		Eighth Aframax Tanker Corporation
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,247	15	581	287	3,016	32	-	-	1,427	1,701
Other receivables	750	-	865	-	8	-	-	-	33	21
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	(31)	-	511	-	-	-	46	47
Total Current Assets	1,997	15	1,415	287	3,534	32	-	-	1,506	1,769
Vessels and other property, less accumulated depreciation	-	-	-	-	483	-	-	-	23,283	21,681
Deferred drydock expenditures, net	-	-	-	-	1,422	-	-	-	1,671	1,146
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,905	-	-	-	24,954	22,828
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,664	10,664	10,543	10,543	9,160	9,160	-	-	7,170	7,170
Pre-petition Intercompany receivables from non-debtors	2,601	2,601	8	8	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,207	-	190	-	2,158	-	-	-	2,590
Other Assets	-	-	0	-	26	23	-	-	85	88
Total Assets	$15,262	$14,487	$11,965	$11,028	$14,624	$11,372	$-	$-	$33,715	$34,445

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	7	16	162	3	-	-	119	60
Total Current Liabilities Not Subject to Compromise	-	-	7	16	162	3	-	-	119	60

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	7	16	162	3	-	-	119	60

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,475	15,769	12,505	11,677	26,406	26,407	-	-	32,826	32,826
Pre-petition intercompany payables to other debtors	-	-	-	-	0	0	-	-	7	7
Other liabilities	-	213	-	-	-	32,550	-	-	-	(0)
Total Liabilities Subject to Compromise	16,475	15,982	12,505	11,677	26,407	58,957	-	-	32,833	32,833

Total Liabilities	16,475	15,982	12,512	11,694	26,569	58,960	-	-	32,952	32,893
(Deficit)/Equity:
Total (Deficit)/Equity	(1,213)	(1,495)	(547)	(666)	(11,944)	(47,588)	-	-	763	1,552
Total Liabilities and (Deficit)/Equity	$15,262	$14,487	$11,965	$11,028	$14,624	$11,372	$-	$-	$33,715	$34,445

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 139 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Epsilon Aframax Corporation		First Chemical Carrier Corporation		First LPG Tanker Corporation		First Union Tanker Corporation		Fourth Aframax Tanker Corporation
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,703	1,975	22	19	287	48	2,635	4,116	924	773
Other receivables	73	78	-	-	0	0	7	(8)	53	6
Inventory	-	-	-	-	(0)	(0)	-	-	893	348
Prepaid expenses and other current assets	42	50	335	3	0	0	107	80	216	33
Total Current Assets	1,819	2,104	357	22	288	48	2,749	4,188	2,086	1,160
Vessels and other property, less accumulated depreciation	56,928	29,317	-	-	-	-	38,368	20,002	21,167	5,112
Deferred drydock expenditures, net	-	31	-	-	-	-	2,032	745	1,676	692
Total Vessels, Deferred Drydock and Other Property	56,928	29,348	-	-	-	-	40,401	20,747	22,843	5,804
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,383	2,383	5,755	5,755	7,053	7,053	21,750	21,750	30,407	30,407
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	117	117	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,045	-	-	-	240	-	-	-	5,710
Other Assets	108	-	-	-	-	-	421	50	107	150
Total Assets	$61,238	$34,879	$6,113	$5,777	$7,341	$7,341	$65,438	$46,853	$55,442	$43,231

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	423	269	2,054	2	995	995	525	145	65	368
Total Current Liabilities Not Subject to Compromise	423	269	2,054	2	995	995	525	145	65	368

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	739	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	504	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	908	-	-	-	33	-	1,557
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	423	1,512	2,054	910	995	995	525	178	65	1,925

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	7,606	7,606	8,117	8,117	5,815	5,815	11,373	11,407	22,491	22,528
Pre-petition intercompany payables to other debtors	34	34	-	-	-	-	10	10	3,432	3,432
Other liabilities	36,792	35,394	-	-	-	-	-	-	-	306
Total Liabilities Subject to Compromise	44,432	43,034	8,117	8,117	5,815	5,815	11,383	11,417	25,923	26,266

Total Liabilities	44,854	44,546	10,170	9,027	6,810	6,810	11,908	11,595	25,988	28,191
(Deficit)/Equity:
Total (Deficit)/Equity	16,383	(9,667)	(4,058)	(3,250)	531	531	53,530	35,257	29,454	15,040
Total Liabilities and (Deficit)/Equity	$61,238	$34,879	$6,113	$5,777	$7,341	$7,341	$65,438	$46,853	$55,442	$43,231

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 140 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Front President Inc.		Goldmar Limited		GPC Aframax Corporation		Grace Chartering Corporation		International Seaways, Inc.
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,991	6,152	2,099	3,078	1,818	(11)	1,564	(5)	5,877	11,711
Other receivables	179	13	0	16	25	2	-	-	75	112
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	90	87	33	42	470	-	242	-	917	2,083
Total Current Assets	3,261	6,253	2,132	3,136	2,312	(9)	1,806	(5)	6,869	13,906
Vessels and other property, less accumulated depreciation	105,641	100,414	34,252	14,872	77	90	-	-	-	-
Deferred drydock expenditures, net	-	167	1,546	1,316	16	-	-	-	-	804
Total Vessels, Deferred Drydock and Other Property	105,641	100,581	35,798	16,188	93	90	-	-	-	804
Investments in Affiliated Companies	-	-	641	641	-	-	300	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	65,978	65,978	19,307	19,307	1,460	1,460	6,486	6,486	15,356	15,356
Pre-petition Intercompany receivables from non-debtors	0	0	8	8	9,871	9,871	2	2	49	49
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,998	-	4,480	-	237	-	2,040	-	3,551
Other Assets	61	-	67	-	(185)	(43)	-	-	-	(9)
Total Assets	$174,942	$174,810	$57,955	$43,761	$13,551	$11,607	$8,594	$8,523	$22,274	$33,658

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	239	219	39	371	224	430	-	1	5	930
Total Current Liabilities Not Subject to Compromise	239	219	39	371	224	430	-	1	5	930

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	764	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	517	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	5,629
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	(1,626)	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	87
Total Liabilities Not Subject to Compromise	239	1,499	39	371	(1,402)	430	-	1	5	6,646

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,424	12,424	5,499	5,499	21,856	21,856	9,511	9,511	21,891	21,891
Pre-petition intercompany payables to other debtors	3	3	11,659	11,659	1	1	-	-	7,825	7,825
Other liabilities	68,723	66,094	-	-	-	20,304	-	879	0	-
Total Liabilities Subject to Compromise	81,150	78,520	17,158	17,158	21,857	42,161	9,511	10,391	29,716	29,716

Total Liabilities	81,389	80,020	17,198	17,530	20,455	42,591	9,511	10,391	29,721	36,362
(Deficit)/Equity:
Total (Deficit)/Equity	93,553	94,790	40,757	26,231	(6,905)	(30,984)	(918)	(1,868)	(7,448)	(2,704)
Total Liabilities and (Deficit)/Equity	$174,942	$174,810	$57,955	$43,761	$13,551	$11,607	$8,594	$8,523	$22,274	$33,658

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 141 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Jademar Limited		Joyce Car Carrier Corporation		Juneau Tanker Corporation		Kimolos Tanker Corporation		Kythnos Chartering Corporation
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,067	3,096	-	-	-	-	2,143	2,083	1,368	551
Other receivables	21	43	(19)	-	-	-	21	5	42	42
Inventory	-	-	-	-	-	-	524	494	216	688
Prepaid expenses and other current assets	29	38	0	-	-	-	240	240	263	39
Total Current Assets	2,116	3,177	(19)	-	-	-	2,928	2,822	1,889	1,319
Vessels and other property, less accumulated depreciation	35,721	15,209	-	-	-	-	982	753	35,080	33,274
Deferred drydock expenditures, net	1,321	984	-	-	-	-	164	734	-	95
Total Vessels, Deferred Drydock and Other Property	37,042	16,193	-	-	-	-	1,146	1,487	35,080	33,369
Investments in Affiliated Companies	420	420	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	33,198	33,198	27,330	27,330	10,114	10,114	13,389	13,389	18,822	18,822
Pre-petition Intercompany receivables from non-debtors	5,584	5,584	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,967	-	-	-	-	-	-	-	5,883
Other Assets	(34)	-	(198)	4	-	-	(22)	(1)	(20)	(14)
Total Assets	$78,326	$63,539	$27,112	$27,333	$10,114	$10,114	$17,441	$17,697	$55,771	$59,380

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	53	388	56	-	-	-	719	718	99	1,193
Total Current Liabilities Not Subject to Compromise	53	388	56	-	-	-	719	718	99	1,193

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	150	-	-	-	1,134	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	53	388	56	150	-	-	719	1,852	99	1,193

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,402	6,402	5,554	5,554	-	-	23,413	23,413	15,205	15,205
Pre-petition intercompany payables to other debtors	32,050	32,050	4	4	8,114	8,114	5	5	-	-
Other liabilities	-	-	-	81	-	-	-	14,130	-	-
Total Liabilities Subject to Compromise	38,453	38,453	5,558	5,640	8,114	8,114	23,418	37,548	15,205	15,205

Total Liabilities	38,506	38,841	5,614	5,789	8,114	8,114	24,137	39,401	15,304	16,398
(Deficit)/Equity:
Total (Deficit)/Equity	39,820	24,698	21,498	21,544	2,000	2,000	(6,696)	(21,703)	40,468	42,982
Total Liabilities and (Deficit)/Equity	$78,326	$63,539	$27,112	$27,333	$10,114	$10,114	$17,441	$17,697	$55,771	$59,380

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 142 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Leo Tanker Corporation		Leyte Product Tanker Corporation		Limar Charter Corporation		Luxmar Product Tanker Corporation		Luxmar Tanker LLC
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,865	1	2,668	3,139	812	-	410	2,142	0	-
Other receivables	-	-	23	(7)	27	-	-	2	12	-
Inventory	259	-	479	-	206	-	52	448	-	-
Prepaid expenses and other current assets	273	-	27	53	246	-	(9)	31	-	-
Total Current Assets	3,397	1	3,198	3,184	1,290	-	454	2,623	12	-
Vessels and other property, less accumulated depreciation	-	-	55,430	33,697	199	-	23,904	6,302	-	-
Deferred drydock expenditures, net	-	-	-	-	3,322	-	482	822	0	-
Total Vessels, Deferred Drydock and Other Property	-	-	55,430	33,697	3,521	-	24,386	7,125	0	-
Investments in Affiliated Companies	-	-	-	904	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,471	19,471	6,981	6,981	8,467	8,467	24,007	24,007	56,792	56,792
Pre-petition Intercompany receivables from non-debtors	-	-	11	11	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,289	-	3,083	-	317	-	-	-	-
Other Assets	-	-	30	(9)	(26)	20	-	(26)	13	66
Total Assets	$22,868	$21,760	$65,649	$47,851	$13,253	$8,805	$48,847	$33,729	$56,818	$56,858

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	745	2	1,398	145	1,021	396	636	893	121	55
Total Current Liabilities Not Subject to Compromise	745	2	1,398	145	1,021	396	636	893	121	55

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	137	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	400	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	874	-	248
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	972	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	60	-	-	-	-	-
Total Liabilities Not Subject to Compromise	745	2	1,398	682	2,053	396	636	1,767	121	303

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,812	23,812	25,031	25,031	26,414	26,414	24,205	24,205	568	568
Pre-petition intercompany payables to other debtors	-	-	267	267	9	9	11,407	11,407	31,784	31,784
Other liabilities	-	2,421	41,435	40,998	-	5,232	-	-	-	-
Total Liabilities Subject to Compromise	23,812	26,233	66,734	66,296	26,423	31,655	35,612	35,612	32,351	32,351

Total Liabilities	24,557	26,235	68,131	66,979	28,476	32,051	36,248	37,379	32,472	32,654
(Deficit)/Equity:
Total (Deficit)/Equity	(1,689)	(4,475)	(2,482)	(19,128)	(15,223)	(23,246)	12,600	(3,650)	24,346	24,204
Total Liabilities and (Deficit)/Equity	$22,868	$21,760	$65,649	$47,851	$13,253	$8,805	$48,847	$33,729	$56,818	$56,858

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 143 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Majestic Tankers Corporation		Oak Tanker Corporation		Maremar Product Tanker Corporation		Maremar Tanker LLC		Marilyn Vessel Corporation
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	2,926	3,957	(430)	4,297	-	-	3,112	467	-	-
Other receivables	21	10	86	111	-	-	427	(3)	-	-
Inventory	-	-	-	-	-	-	198	-	-	-
Prepaid expenses and other current assets	86	77	62	95	-	-	36	1	-	-
Total Current Assets	3,032	4,045	(282)	4,504	-	-	3,772	465	-	-
Vessels and other property, less accumulated depreciation	40,698	19,085	141,583	73,924	-	-	24,600	7,663	-	-
Deferred drydock expenditures, net	2,099	432	-	-	-	-	310	-	-	-
Total Vessels, Deferred Drydock and Other Property	42,797	19,516	141,583	73,924	-	-	24,910	7,663	-	-
Investments in Affiliated Companies	-	-	3,629	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	11,354	11,354	40	40	99	99	40,336	40,336	901	901
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	52	52
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	1,535	-	12	-	4,036	-	-
Other Assets	(2)	(0)	-	-	9	-	(216)	53	-	-
Total Assets	$57,181	$34,915	$144,970	$80,003	$108	$111	$68,802	$52,554	$953	$953

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	461	145	424	94	-	-	726	175	-	-
Total Current Liabilities Not Subject to Compromise	461	145	424	94	-	-	726	175	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	965	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	512	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	574	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	461	718	424	1,571	-	-	726	175	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	10,471	10,471	14,674	14,674	7	7	435	435	-	-
Pre-petition intercompany payables to other debtors	16	16	44,979	44,979	1	1	30,577	30,577	-	-
Other liabilities	-	-	85,862	83,289	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,487	10,487	145,514	142,942	8	8	31,011	31,011	-	-

Total Liabilities	10,949	11,205	145,938	144,512	8	8	31,738	31,186	-	-
(Deficit)/Equity:
Total (Deficit)/Equity	46,232	23,709	(968)	(64,509)	100	103	37,064	21,368	953	953
Total Liabilities and (Deficit)/Equity	$57,181	$34,915	$144,970	$80,003	$108	$111	$68,802	$52,554	$953	$953

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 144 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.		Milos Product Tanker Corporation		Mindanao Tanker Corporation		Mykonos Tanker LLC
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	1,078	1,374	-	-	881	3,572
Other receivables	-	-	-	-	(12)	(1)	-	-	-	363
Inventory	-	-	-	-	733	487	-	-	55	522
Prepaid expenses and other current assets	-	-	-	-	25	38	-	-	24	28
Total Current Assets	-	-	-	-	1,824	1,898	-	-	959	4,486
Vessels and other property, less accumulated depreciation	-	-	-	-	42,284	40,157	34,414	60,849	47,429	44,854
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	76
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	42,284	40,157	34,414	60,849	47,429	44,931
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	(385)	(385)	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	53,629	53,629	0	0	5	5	47,635	47,615
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	135	135	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	6,160	-	-	-	6,116
Other Assets	-	-	-	-	-	-	-	-	-	(6)
Total Assets	$(385)	$(385)	$53,629	$53,629	$44,109	$48,214	$34,554	$60,989	$96,023	$103,141

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	114	1,211	-	1	277	755
Total Current Liabilities Not Subject to Compromise	-	-	-	-	114	1,211	-	1	277	755

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	10,800	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	15,634	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	114	1,211	-	26,435	277	755

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	33,894	33,894	-	-
Pre-petition intercompany payables to non-debtors	-	-	7	7	22,672	22,672	345	345	47,682	47,682
Pre-petition intercompany payables to other debtors	146	146	-	-	19,387	19,387	214	214	26,607	26,607
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	146	146	7	7	42,059	42,059	34,454	34,454	74,289	74,289

Total Liabilities	146	146	7	7	42,173	43,270	34,454	60,889	74,566	75,044
(Deficit)/Equity:
Total (Deficit)/Equity	(531)	(531)	53,622	53,622	1,936	4,944	100	100	21,457	28,097
Total Liabilities and (Deficit)/Equity	$(385)	$(385)	$53,629	$53,629	$44,109	$48,214	$34,554	$60,989	$96,023	$103,141

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 145 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Nedimar Charter Corporation		Maple Tanker Corporation		Ocean Bulk Ships, Inc.		Oceania Tanker Corporation		OSG 192 LLC
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	1,553	(9)	(234)	4,663	-	-	2,100	-	(20)	3
Other receivables	(5)	(5)	115	101	-	-	114	67	-	-
Inventory	333	-	-	-	-	-	-	878	-	-
Prepaid expenses and other current assets	256	-	61	93	-	-	96	111	9	32
Total Current Assets	2,137	(14)	(57)	4,858	-	-	2,310	1,056	(11)	35
Vessels and other property, less accumulated depreciation	47	-	138,736	69,376	-	-	79,751	45,776	9,219	7,197
Deferred drydock expenditures, net	1,379	-	-	-	-	-	168	-	796	823
Total Vessels, Deferred Drydock and Other Property	1,426	-	138,736	69,376	-	-	79,920	45,776	10,015	8,020
Investments in Affiliated Companies	-	-	3,788	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	12,466	12,466	422	422	-	-	84,867	84,867	24,239	24,239
Pre-petition Intercompany receivables from non-debtors	2	2	0	0	-	-	-	-	3,001	3,001
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	713	-	1,822	-	-	-	-	-	9,033
Other Assets	(41)	(2)	68	-	-	-	-	-	-	-
Total Assets	$15,991	$13,164	$142,957	$76,479	$-	$-	$167,097	$131,699	$37,244	$44,329

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	591	2	325	113	-	-	102	24	440	42
Total Current Liabilities Not Subject to Compromise	591	2	325	113	-	-	102	24	440	42

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	762	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	524	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	573	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	1,339	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	197	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	2,127	2	325	1,399	-	-	102	597	440	42

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	24,337	24,337	16,128	16,128	-	-	10,310	10,292	52	52
Pre-petition intercompany payables to other debtors	9	9	46,972	46,972	15	15	360	360	14,899	14,899
Other liabilities	-	5,946	83,617	81,127	-	-	-	-	-	-
Total Liabilities Subject to Compromise	24,346	30,292	146,717	144,227	15	15	10,670	10,652	14,950	14,950

Total Liabilities	26,473	30,294	147,042	145,626	15	15	10,772	11,249	15,391	14,993
(Deficit)/Equity:
Total (Deficit)/Equity	(10,482)	(17,129)	(4,085)	(69,148)	(15)	(15)	156,325	120,450	21,853	29,336
Total Liabilities and (Deficit)/Equity	$15,991	$13,164	$142,957	$76,479	$-	$0	$167,097	$131,699	$37,244	$44,329

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 146 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	OSG 209 LLC		OSG 214 LLC		OSG 215 Corporation		OSG 242 LLC		OSG 243 LLC
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(9)	4	34	3	-	-	1,551	-	1,820	16
Other receivables	265	0	298	0	-	-	284	-	60	-
Inventory	-	-	-	-	-	-	315	-	166	-
Prepaid expenses and other current assets	5	38	5	34	-	-	5	37	15	40
Total Current Assets	261	42	337	37	-	-	2,155	37	2,061	56
Vessels and other property, less accumulated depreciation	22,021	19,840	18,892	16,859	-	-	29,890	27,390	31,327	28,842
Deferred drydock expenditures, net	1,099	430	1,762	200	-	-	746	-	703	587
Total Vessels, Deferred Drydock and Other Property	23,121	20,270	20,653	17,060	-	-	30,636	27,390	32,030	29,429
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	24,400	24,400	14,836	14,836	124	124	29,932	29,932	2,761	2,761
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	25,647	25,647
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	11,517	-	12,376	-	-	-	22,523	-	35,411
Other Assets	19	320	-	-	-	-	17	-	(94)	(50)
Total Assets	$47,801	$56,548	$35,826	$44,308	$124	$124	$62,739	$79,882	$62,405	$93,254

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	464	58	398	989	-	-	1,084	1,447	20	68
Total Current Liabilities Not Subject to Compromise	464	58	398	989	-	-	1,084	1,447	20	68

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	16,514
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	464	58	398	989	-	-	1,084	1,447	20	16,582

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54	54	50	50	-	-	58	58	70	70
Pre-petition intercompany payables to other debtors	11,106	11,106	8,902	8,902	124	124	8,725	8,725	10,001	10,001
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,160	11,160	8,951	8,951	124	124	8,783	8,783	10,070	10,070

Total Liabilities	11,624	11,218	9,349	9,941	124	124	9,867	10,230	10,090	26,652
(Deficit)/Equity:
Total (Deficit)/Equity	36,177	45,331	26,477	34,367	(0)	(0)	52,872	69,652	52,314	66,602
Total Liabilities and (Deficit)/Equity	$47,801	$56,548	$35,826	$44,308	$124	$124	$62,739	$79,882	$62,405	$93,254

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 147 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	OSG 244 LLC		OSG 252 LLC		OSG 254 LLC		OSG 300 LLC		OSG 400 LLC
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	68	39	1,600	61	-	(32)	-	-	-	-
Other receivables	276	-	328	-	247	55	-	-	-	-
Inventory	-	-	278	-	-	-	-	-	-	-
Prepaid expenses and other current assets	5	35	5	35	5	35	-	-	-	-
Total Current Assets	350	74	2,211	96	252	58	-	-	-	-
Vessels and other property, less accumulated depreciation	16,006	13,445	18,995	16,541	21,186	18,396	-	-	-	-
Deferred drydock expenditures, net	1,102	1,839	1,152	63	1,870	1,320	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	17,108	15,285	20,147	16,604	23,056	19,716	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	27,376	27,376	18,417	18,417	22,276	22,276	84	84	4,141	4,141
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	18,323	18,323
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	9,994	-	17,615	-	13,367	-	-	-	-
Other Assets	-	(1)	(7)	-	-	-	-	-	532	771
Total Assets	$44,834	$52,728	$40,769	$52,732	$45,584	$55,418	$84	$84	$22,996	$23,235

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	474	49	386	106	1	49	-	-	(1)	-
Total Current Liabilities Not Subject to Compromise	474	49	386	106	1	49	-	-	(1)	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	20
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	474	49	386	106	1	49	-	-	(1)	20

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	51	51	53	53	55	55	-	-	50	50
Pre-petition intercompany payables to other debtors	11,421	11,421	1,872	1,872	5,994	5,994	-	-	6,183	6,183
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,472	11,472	1,925	1,925	6,048	6,048	-	-	6,233	6,233

Total Liabilities	11,946	11,521	2,312	2,031	6,050	6,097	-	-	6,232	6,254
(Deficit)/Equity:
Total (Deficit)/Equity	32,888	41,207	38,457	50,702	39,535	49,321	84	84	16,764	16,982
Total Liabilities and (Deficit)/Equity	$44,834	$52,728	$40,769	$52,732	$45,584	$55,418	$84	$84	$22,996	$23,235

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 148 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	OSG America L.P.		OSG America LLC		OSG America Operating Company LLC		OSG Car Carriers, Inc.		OSG Clean Products International, Inc.
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$23,350	$247,932	$-	$-	$-	$-
Voyage receivables	-	-	-	-	(1,501)	-	-	-	-	-
Other receivables	-	-	-	-	-	(1)	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	(1)	-	-	-	-	-
Total Current Assets	-	-	-	-	21,847	247,931	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	995	38	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	64,617	58,650	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	0	0	423,001	423,001	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	458	458	834,346	834,346	6,682	6,682	100	100
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	1	1	205	205	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	58,245	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$-	$-	$459	$459	$1,344,807	$1,622,211	$6,887	$6,887	$100	$100

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	16	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	-	-	16	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	1,797	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1	-	273,842	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	1	16	275,639	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	134,975	134,975	0	0	-	-
Pre-petition intercompany payables to other debtors	79	79	-	-	686,794	686,794	6,899	6,899	-	-
Other liabilities	-	-	-	-	302	302	-	-	-	-
Total Liabilities Subject to Compromise	79	79	-	-	822,070	822,070	6,899	6,899	-	-

Total Liabilities	79	79	-	1	822,086	1,097,709	6,899	6,899	-	-
(Deficit)/Equity:
Total (Deficit)/Equity	(79)	(79)	459	458	522,721	524,502	(13)	(13)	100	100
Total Liabilities and (Deficit)/Equity	$-	$-	$459	$459	$1,344,807	$1,622,211	$6,887	$6,887	$100	$100

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 149 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	OSG Columbia LLC		OSG Constitution LLC		OSG Courageous LLC		OSG Delaware Bay Lightering LLC		OSG Discovery LLC
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	5,421	3,519	-	-
Other receivables	26	26	-	-	10	10	63	167	-	-
Inventory	-	-	-	-	-	-	710	913	-	-
Prepaid expenses and other current assets	4	22	-	-	4	33	47	249	-	-
Total Current Assets	29	48	-	-	14	43	6,241	4,848	-	-
Vessels and other property, less accumulated depreciation	7,024	6,478	-	-	30,264	29,077	382,438	365,558	-	-
Deferred drydock expenditures, net	602	9	-	-	-	149	-	593	-	-
Total Vessels, Deferred Drydock and Other Property	7,626	6,487	-	-	30,264	29,226	382,438	366,152	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,435	2,435	1,070	1,070	2,062	2,062	15,144	15,144	1,272	1,272
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	104,456	104,456	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	54,388	-	935
Other Assets	-	-	0	(0)	(2)	(1)	0	(17)	-	-
Total Assets	$10,091	$8,970	$1,070	$1,070	$32,339	$31,330	$508,278	$544,969	$1,272	$2,207

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	125	108	2	3	140	128	598	626	21	-
Total Current Liabilities Not Subject to Compromise	125	108	2	3	140	128	598	626	21	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	3,697	-	2	-	3,920	-	14,395	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	125	3,805	2	5	140	4,048	598	15,021	21	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	33	33	32	32	1	1	380	380	-	-
Pre-petition intercompany payables to other debtors	9,323	9,323	4,544	4,544	17,212	17,212	88,794	88,794	508	508
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	9,355	9,355	4,576	4,576	17,213	17,213	89,174	89,174	508	508

Total Liabilities	9,480	13,161	4,579	4,582	17,353	21,260	89,772	104,195	529	508
(Deficit)/Equity:
Total (Deficit)/Equity	611	(4,191)	(3,508)	(3,511)	14,986	10,070	418,506	440,774	743	1,698
Total Liabilities and (Deficit)/Equity	$10,091	$8,970	$1,070	$1,070	$32,339	$31,330	$508,278	$544,969	$1,272	$2,207

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 150 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	OSG Endeavor LLC		OSG Endurance LLC		OSG Enterprise LLC		OSG Financial Corp.		OSG Freedom LLC
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$16	$371	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	23	23	10	10	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	0	-
Prepaid expenses and other current assets	-	-	4	33	4	21	-	-	5	-
Total Current Assets	-	-	27	56	14	31	16	371	5	-
Vessels and other property, less accumulated depreciation	-	-	32,214	30,949	4,238	3,858	-	-	1,478	-
Deferred drydock expenditures, net	-	-	-	55	1,494	178	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	32,214	31,003	5,732	4,037	-	-	1,478	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	69	69	3,140	3,140	10,251	10,251	829	829
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	484
Other Assets	-	-	(30)	(30)	9	50	731	203	0	-
Total Assets	$-	$-	$32,280	$31,098	$8,895	$7,258	$10,999	$10,825	$2,312	$1,313

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	145	116	189	96	-	-	(7)	13
Total Current Liabilities Not Subject to Compromise	-	-	145	116	189	96	-	-	(7)	13

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	58	-	3,628	-	3,905	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	58	145	3,744	189	4,001	-	-	(7)	13

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	1	1	29	29	-	-	28	28
Pre-petition intercompany payables to other debtors	310	310	15,683	15,683	8,420	8,420	9,457	9,457	3,753	3,753
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	421	421	15,684	15,684	8,449	8,449	9,457	9,457	3,781	3,781

Total Liabilities	421	479	15,828	19,428	8,638	12,451	9,457	9,457	3,775	3,794
(Deficit)/Equity:
Total (Deficit)/Equity	(421)	(479)	16,452	11,670	257	(5,193)	1,541	1,368	(1,462)	(2,481)
Total Liabilities and (Deficit)/Equity	$-	$-	$32,280	$31,098	$8,895	$7,258	$10,999	$10,825	$2,312	$1,313

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 151 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	OSG Honour LLC		OSG Independence LLC		OSG Intrepid LLC		OSG Liberty LLC		OSG Lightering LLC
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$3,502	$14,527
Voyage receivables	-	-	-	-	-	-	-	-	8,284	14,612
Other receivables	16	16	14	17	13	17	-	-	9,798	2,849
Inventory	-	-	-	-	-	-	-	-	2,227	1,075
Prepaid expenses and other current assets	4	21	4	22	4	21	-	-	1,623	1,054
Total Current Assets	20	37	18	39	17	37	-	-	25,433	34,116
Vessels and other property, less accumulated depreciation	3,802	3,401	6,615	6,098	2,897	2,410	-	-	4,340	2,810
Deferred drydock expenditures, net	848	336	311	265	1,219	706	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	4,649	3,737	6,926	6,363	4,116	3,116	-	-	4,340	2,810
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	7,190	-
Goodwill	-	-	-	-	-	-	-	-	8,101	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,458	2,458	246	246	2	2	9,493	9,493	127,232	127,232
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	-	-	1	1	137,738	137,738
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	5,998	-	-	-	1	-	5,836
Other Assets	(3)	(2)	0	(1)	(8)	(0)	(9)	-	-	-
Total Assets	$7,124	$6,230	$7,191	$12,646	$4,126	$3,155	$9,485	$9,495	$310,035	$307,732

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	143	94	270	141	134	111	(1)	-	3,384	6,150
Total Current Liabilities Not Subject to Compromise	143	94	270	141	134	111	(1)	-	3,384	6,150

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	3,766	-	10,264	-	4,202	-	-	-	11,252
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	143	3,860	270	10,404	134	4,314	(1)	-	3,384	17,402

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	33	33	30	30	32	32	127,578	125,361
Pre-petition intercompany payables to other debtors	8,722	8,722	6,907	6,907	7,284	7,284	10,766	10,766	167,222	166,275
Other liabilities	-	-	-	-	-	-	-	-	(11)	820
Total Liabilities Subject to Compromise	8,753	8,753	6,940	6,941	7,314	7,314	10,799	10,799	294,790	292,456

Total Liabilities	8,896	12,613	7,210	17,345	7,447	11,627	10,798	10,799	298,174	309,858
(Deficit)/Equity:
Total (Deficit)/Equity	(1,772)	(6,383)	(19)	(4,699)	(3,321)	(8,472)	(1,313)	(1,304)	11,861	(2,125)
Total Liabilities and (Deficit)/Equity	$7,124	$6,230	$7,191	$12,646	$4,126	$3,155	$9,485	$9,495	$310,035	$307,732

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 152 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC		OSG Mariner LLC		OSG Maritrans Parent LLC		OSG Navigator LLC
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	18	10
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-	4	20
Total Current Assets	-	-	-	-	-	-	-	-	21	30
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	2,853	2,378
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	587	7
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	3,440	2,385
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	606	517	-	-
Goodwill	-	-	1,567	-	-	-	-	-	-	-
Investments in subsidiaries	2,000	2,000	-	-	-	-	103,806	103,806	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	2,650	2,650	-	-	-	-	19	19
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	(4)	(1)
Total Assets	$2,000	$2,000	$4,216	$2,650	$-	$-	$104,411	$104,323	$3,476	$2,432

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	-	-	-	-	167	100
Total Current Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-	167	100

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	58	-	-	-	3,701
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	-	58	-	-	167	3,801

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	111	111	-	-	30	30
Pre-petition intercompany payables to other debtors	1,999	1,999	2,650	2,650	311	311	120,341	120,341	6,801	6,801
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,999	1,999	2,650	2,650	422	422	120,341	120,341	6,831	6,831

Total Liabilities	1,999	1,999	2,650	2,650	422	479	120,341	120,341	6,999	10,632
(Deficit)/Equity:
Total (Deficit)/Equity	1	1	1,567	-	(422)	(479)	(15,930)	(16,019)	(3,523)	(8,200)
Total Liabilities and (Deficit)/Equity	$2,000	$2,000	$4,216	$2,650	$-	$-	$104,411	$104,323	$3,476	$2,432

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 153 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	OSG New York, Inc.		OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC		OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	5,178	2,723	-	-	-	-	-	-	-	-
Other receivables	-	11	-	-	-	-	-	-	-	-
Inventory	352	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	781	441	-	-	-	-	-	-	-	-
Total Current Assets	6,311	3,174	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	21,479	21,479	100	100	-	-	-	-	1	-
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,838	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$28,090	$29,791	$100	$100	$-	$-	$-	$-	$1	$-

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	506	111	-	-	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	506	111	-	-	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	3,674	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	506	3,786	-	-	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	26,292	26,292	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to other debtors	10,719	10,719	-	-	8	8	8	8	1	-
Other liabilities	-	300	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	37,011	37,311	-	-	8	8	8	8	1	-

Total Liabilities	37,517	41,096	-	-	8	8	8	8	1	-
(Deficit)/Equity:
Total (Deficit)/Equity	(9,427)	(11,305)	100	100	(8)	(8)	(8)	(8)	-	-
Total Liabilities and (Deficit)/Equity	$28,090	$29,791	$100	$100	$-	$-	$-	$-	$1	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 154 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	OSG Product Tankers, LLC		OSG Quest LLC		OSG Seafarer LLC		OSG Ship Management, Inc.		OSG Valour LLC
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1,431	$387	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	1,773	914	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	2,832	2,039	-	-
Total Current Assets	-	-	-	-	-	-	6,036	3,340	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	12,623	4,887	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	12,623	4,887	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	139	139	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	64	64	1,000	1,000	193,029	207,365	1,163	1,163
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	993	943	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	0	-	(2,911)	-	-
Other Assets	-	-	-	-	-	-	117	402	-	-
Total Assets	$-	$-	$64	$64	$1,000	$1,001	$212,936	$214,165	$1,163	$1,163

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	4	-	-	-	9,813	20,178	-	-
Total Current Liabilities Not Subject to Compromise	-	-	4	-	-	-	9,813	20,178	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	37	-	-	-	24,269	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	528	526	-	-
Total Liabilities Not Subject to Compromise	-	-	4	37	-	-	10,341	44,972	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	140	140	27	27	328	328	-	-
Pre-petition intercompany payables to other debtors	16	16	61	61	343	343	369,019	369,019	1,075	1,075
Other liabilities	-	-	-	-	-	-	23,988	9,998	-	-
Total Liabilities Subject to Compromise	16	16	201	201	370	370	393,334	379,345	1,075	1,075

Total Liabilities	16	16	205	238	370	370	403,675	424,317	1,075	1,075
(Deficit)/Equity:
Total (Deficit)/Equity	(16)	(16)	(140)	(174)	631	631	(190,740)	(210,152)	88	88
Total Liabilities and (Deficit)/Equity	$-	$-	$64	$64	$1,000	$1,001	$212,936	$214,165	$1,163	$1,163

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 155 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Overseas Allegiance Corporation		Overseas Anacortes LLC		Overseas Boston LLC		Overseas Diligence LLC		Overseas Galena Bay LLC
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	13	-	-	-	-	-	-	-
Other receivables	-	-	28	38	21	39	137	-	276	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	450	824	448	823	-	-	-	-
Total Current Assets	-	-	492	862	468	862	137	-	276	-
Vessels and other property, less accumulated depreciation	-	-	274	146	171	45	-	-	-	-
Deferred drydock expenditures, net	-	-	4	599	606	2,620	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	279	745	776	2,664	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2	2	42,388	42,388	40,291	40,291	311	311	4,465	4,465
Pre-petition Intercompany receivables from non-debtors	-	-	30	30	-	-	2	2	4	4
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	7,732	-	1,453	-	137	-	276
Other Assets	-	-	2,141	1,792	1,159	1,007	-	-	-	-
Total Assets	$2	$2	$45,329	$53,549	$42,695	$46,278	$451	$451	$4,744	$4,744

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	1,193	2,293	1,192	3,329	(0)	(0)	-	-
Total Current Liabilities Not Subject to Compromise	-	-	1,193	2,293	1,192	3,329	(0)	(0)	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	1,193	2,293	1,192	3,329	(0)	(0)	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	106	106	91	91	49	49	-	-
Pre-petition intercompany payables to other debtors	2	2	35,688	35,688	36,030	36,030	300	300	565	565
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	2	2	35,794	35,794	36,122	36,122	348	348	565	565

Total Liabilities	2	2	36,986	38,087	37,313	39,450	348	348	565	565
(Deficit)/Equity:
Total (Deficit)/Equity	0	0	8,343	15,462	5,382	6,827	103	103	4,179	4,179
Total Liabilities and (Deficit)/Equity	$2	$2	$45,329	$53,549	$42,695	$46,278	$451	$451	$4,744	$4,744

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 156 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Overseas Houston LLC		Overseas Integrity LLC		Overseas Long Beach LLC		Overseas Los Angeles LLC		Overseas Martinez LLC
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	289	22	8	-	307	50	358	50	34	36
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	787	-	-	357	692	360	692	447	825
Total Current Assets	646	809	8	-	664	742	719	742	482	861
Vessels and other property, less accumulated depreciation	143	24	-	-	164	27	167	57	345	165
Deferred drydock expenditures, net	2,793	1,951	-	-	2,195	1,445	2,489	1,503	-	579
Total Vessels, Deferred Drydock and Other Property	2,936	1,975	-	-	2,359	1,472	2,656	1,560	345	744
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,162	35,194	1,150	1,150	35,775	35,774	34,432	34,432	14,892	14,892
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	3	3	3	3	3	3
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,210	-	59	-	2,344	-	1,664	-	3,921
Other Assets	601	448	-	-	588	498	921	847	2,138	1,737
Total Assets	$39,345	$40,637	$1,157	$1,209	$39,388	$40,833	$38,730	$39,248	$17,860	$22,158

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	990	257	-	-	1,268	305	1,881	275	1,207	2,068
Total Current Liabilities Not Subject to Compromise	990	257	-	-	1,268	305	1,881	275	1,207	2,068

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	5,875	7,000	-	-	5,458	6,902	5,016	6,461	-	-
Total Liabilities Not Subject to Compromise	6,865	7,257	-	-	6,726	7,207	6,897	6,736	1,207	2,068

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	96	96	-	-	95	95	98	98	97	97
Pre-petition intercompany payables to other debtors	33,329	33,361	932	932	31,967	31,966	33,285	33,285	8,451	8,451
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	33,425	33,456	932	932	32,062	32,061	33,383	33,383	8,549	8,549

Total Liabilities	40,289	40,714	932	932	38,788	39,268	40,280	40,120	9,755	10,616
(Deficit)/Equity:
Total (Deficit)/Equity	(944)	(77)	225	277	600	1,565	(1,551)	(872)	8,104	11,542
Total Liabilities and (Deficit)/Equity	$39,345	$40,637	$1,157	$1,209	$39,388	$40,833	$38,730	$39,248	$17,860	$22,158

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 157 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Overseas New Orleans LLC		Overseas New York LLC		Overseas Nikiski LLC		Overseas Perseverance Corporation		Overseas Philadelphia LLC
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	211	-	119	40	30	112	-	-	211	-
Inventory	-	-	-	-	-	319	-	-	-	-
Prepaid expenses and other current assets	-	-	357	695	448	823	-	-	-	-
Total Current Assets	211	-	476	735	477	1,254	-	-	211	-
Vessels and other property, less accumulated depreciation	-	-	51	24	244	45	-	-	-	-
Deferred drydock expenditures, net	-	-	209	1,724	891	612	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	260	1,748	1,134	658	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,717	3,717	35,303	35,303	39,256	39,256	383	383	596	596
Pre-petition Intercompany receivables from non-debtors	-	-	6,190	6,190	-	-	-	-	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	195	-	-	-	2,565	-	-	-	273
Other Assets	-	-	1,189	964	1,246	999	-	-	66	1
Total Assets	$3,928	$3,913	$43,418	$44,939	$42,113	$44,731	$383	$383	$875	$872

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	11	-	1,043	332	1,239	1,103	-	-	-	-
Total Current Liabilities Not Subject to Compromise	11	-	1,043	332	1,239	1,103	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	600	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	4,570	6,014	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	11	-	5,613	6,946	1,239	1,103	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28	28	95	95	91	91	-	-	-	-
Pre-petition intercompany payables to other debtors	459	459	36,723	36,723	35,177	35,177	378	378	940	940
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	488	488	36,818	36,818	35,268	35,268	378	378	940	940

Total Liabilities	498	488	42,430	43,764	36,507	36,371	378	378	940	940
(Deficit)/Equity:
Total (Deficit)/Equity	3,430	3,425	987	1,175	5,606	8,359	4	4	(65)	(68)
Total Liabilities and (Deficit)/Equity	$3,928	$3,913	$43,418	$44,939	$42,113	$44,731	$383	$383	$875	$872

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 158 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation		Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC		Overseas Tampa LLC
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	211	-	10	-
Other receivables	222	-	-	-	-	-	188	165	51	35
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	7	-	36	174	443	844
Total Current Assets	222	-	-	-	7	-	436	339	504	879
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	244,259	230,697	219	185
Deferred drydock expenditures, net	-	-	-	-	-	-	235	528	-	7
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	244,494	231,225	219	192
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	432,794	471,451	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,663	10,663	9	9	370,028	370,028	96,424	96,424	4,190	4,190
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	314,966	314,966	6	6	5	5
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	194	-	-	-	-	-	44,808	-	5,274
Other Assets	-	-	-	-	-	-	88	132	3,469	5,956
Total Assets	$10,885	$10,857	$9	$9	$1,117,796	$1,156,444	$341,448	$372,933	$8,387	$16,496

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	18	-	-	-	5	-	3,003	512	1,186	2,249
Total Current Liabilities Not Subject to Compromise	18	-	-	-	5	-	3,003	512	1,186	2,249

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	18	-	-	-	5	-	3,003	512	1,186	2,249

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	-	-	5,976	5,975	110	110	-	-
Pre-petition intercompany payables to other debtors	6,220	6,220	7	7	45	45	158,460	158,460	6,866	6,866
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,251	6,251	7	7	6,021	6,021	158,570	158,570	6,866	6,866

Total Liabilities	6,269	6,251	7	7	6,025	6,021	161,573	159,081	8,052	9,115
(Deficit)/Equity:
Total (Deficit)/Equity	4,616	4,607	2	2	1,111,770	1,150,424	179,876	213,852	334	7,381
Total Liabilities and (Deficit)/Equity	$10,885	$10,857	$9	$9	$1,117,796	$1,156,444	$341,448	$372,933	$8,387	$16,496

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 159 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Overseas Texas City LLC		Pearlmar Limited		Petromar Limited		Pisces Tanker Corporation		Polaris Tanker Corporation
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	8	2,457	3,069	1,407	1,019	1,982	48	1,168	19
Other receivables	(30)	39	21	6	10	25	-	-	(5)	-
Inventory	-	-	-	-	421	640	248	-	359	-
Prepaid expenses and other current assets	358	694	29	44	27	31	282	-	282	-
Total Current Assets	328	741	2,507	3,119	1,865	1,715	2,512	48	1,804	19
Vessels and other property, less accumulated depreciation	9	6	35,337	15,208	24,544	8,948	-	-	-	-
Deferred drydock expenditures, net	309	2,102	1,450	976	1,497	974	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	318	2,108	36,787	16,183	26,041	9,922	-	-	-	-
Investments in Affiliated Companies	-	-	440	440	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	41,721	41,721	32,776	32,776	13,809	13,809	20,752	20,752	21,287	21,287
Pre-petition Intercompany receivables from non-debtors	-	-	5,550	5,550	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	8,246	-	4,664	-	2,159	-	1,564	-	785
Other Assets	1,584	1,293	-	(2)	(40)	13	(1)	-	(3)	-
Total Assets	$43,952	$54,110	$78,059	$62,730	$41,675	$27,617	$23,264	$22,364	$23,088	$22,091

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,050	2,557	373	455	67	1,298	84	1	438	6
Total Current Liabilities Not Subject to Compromise	1,050	2,557	373	455	67	1,298	84	1	438	6

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	4,079	5,523	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	5,129	8,080	373	455	67	1,298	84	1	438	6

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	98	98	6,226	6,226	14,353	14,353	24,007	24,007	24,709	24,709
Pre-petition intercompany payables to other debtors	29,053	29,053	31,100	31,100	166	166	162	162	741	741
Other liabilities	-	-	-	-	-	-	-	5,816	-	5,565
Total Liabilities Subject to Compromise	29,152	29,152	37,326	37,326	14,519	14,519	24,168	29,985	25,450	31,015

Total Liabilities	34,280	37,232	37,700	37,781	14,586	15,817	24,252	29,986	25,888	31,021
(Deficit)/Equity:
Total (Deficit)/Equity	9,671	16,878	40,360	24,949	27,089	11,800	(989)	(7,623)	(2,800)	(8,931)
Total Liabilities and (Deficit)/Equity	$43,952	$54,110	$78,059	$62,730	$41,675	$27,617	$23,264	$22,364	$23,088	$22,091

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 160 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Queens Product Tanker Corporation		Reymar Limited		Rich Tanker Corporation		Rimar Chartering Corporation		Rosalyn Tanker Corporation
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	418	-	2,373	1,478	2,779	1,589	598	(222)	3,110	4,632
Other receivables	11	-	(7)	216	9	-	53	-	21	24
Inventory	658	-	-	-	-	642	192	-	-	-
Prepaid expenses and other current assets	34	-	29	43	243	177	303	-	75	91
Total Current Assets	1,122	-	2,395	1,737	3,031	2,408	1,147	(222)	3,206	4,748
Vessels and other property, less accumulated depreciation	-	-	37,449	18,949	-	-	269	-	51,807	50,096
Deferred drydock expenditures, net	-	-	331	173	-	-	387	-	73	1,907
Total Vessels, Deferred Drydock and Other Property	-	-	37,780	19,122	-	-	656	-	51,879	52,003
Investments in Affiliated Companies	-	-	414	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,141	4,141	26,868	26,868	15,814	15,814	52,488	52,488	10,179	10,179
Pre-petition Intercompany receivables from non-debtors	47,372	47,372	11,856	11,856	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	631	-	5,121	-	1,185	-	-	-	-
Other Assets	3	-	(33)	46	-	-	(96)	(2)	(23)	(22)
Total Assets	$52,639	$52,145	$79,279	$64,749	$18,845	$19,407	$54,195	$52,264	$65,241	$66,907

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	431	2	59	741	367	1,115	350	261	301	195
Total Current Liabilities Not Subject to Compromise	431	2	59	741	367	1,115	350	261	301	195

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	464
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,296	-	1,350
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	4,284	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	431	2	59	741	878	1,115	4,633	1,557	301	2,008

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,799	23,799	2,567	2,567	19,532	19,532	27,292	27,292	6,406	6,406
Pre-petition intercompany payables to other debtors	47,711	47,711	30,609	30,609	11	11	30,274	30,274	1	1
Other liabilities	-	0	-	-	-	2,967	-	10,681	-	-
Total Liabilities Subject to Compromise	71,510	71,510	33,177	33,177	19,542	22,510	57,566	68,247	6,407	6,407

Total Liabilities	71,941	71,512	33,236	33,917	20,420	23,624	62,199	69,804	6,707	8,415
(Deficit)/Equity:
Total (Deficit)/Equity	(19,302)	(19,367)	46,044	30,832	(1,576)	(4,218)	(8,004)	(17,540)	58,534	58,492
Total Liabilities and (Deficit)/Equity	$52,639	$52,145	$79,279	$64,749	$18,845	$19,407	$54,195	$52,264	$65,241	$66,907

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 161 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Rosemar Limited		Rubymar Limited		Sakura Transport Corp.		Samar Product Tanker Corporation		Santorini Tanker LLC
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	24	778	66	452	2,925	4,109	226	-	364	2,527
Other receivables	11	(42)	445	445	61	(29)	33	(15)	-	233
Inventory	-	-	-	-	-	-	-	-	486	776
Prepaid expenses and other current assets	34	40	2	-	94	83	30	51	119	28
Total Current Assets	69	776	513	897	3,080	4,162	289	35	969	3,564
Vessels and other property, less accumulated depreciation	35,909	15,159	34,354	15,179	47,915	44,265	55,715	33,699	47,696	45,217
Deferred drydock expenditures, net	1,270	1,076	1,392	1,018	1,970	1,264	-	-	-	44
Total Vessels, Deferred Drydock and Other Property	37,179	16,234	35,746	16,197	49,885	45,529	55,715	33,699	47,696	45,261
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	25,954	25,954	39,950	39,950	9,838	9,838	1,349	1,349	47,700	47,700
Pre-petition Intercompany receivables from non-debtors	-	-	18	18	0	0	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	869	-	3,995	-	1,682	-	3,359	-	5,198
Other Assets	(38)	(0)	-	-	(33)	(30)	(3)	-	-	0
Total Assets	$63,163	$43,833	$76,226	$61,056	$62,770	$61,181	$57,350	$38,443	$96,365	$101,724

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	247	802	652	1,103	260	539	438	467	30	513
Total Current Liabilities Not Subject to Compromise	247	802	652	1,103	260	539	438	467	30	513

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	122	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	357	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	247	802	652	1,103	260	539	438	946	30	513

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,632	6,632	4,148	4,148	8,952	8,952	15,238	15,238	1	1
Pre-petition intercompany payables to other debtors	18,287	18,287	26,155	26,155	-	-	284	284	74,363	74,363
Other liabilities	-	-	-	-	-	-	41,435	41,071	-	-
Total Liabilities Subject to Compromise	24,919	24,919	30,303	30,303	8,952	8,952	56,956	56,593	74,364	74,364

Total Liabilities	25,166	25,721	30,955	31,406	9,212	9,491	57,394	57,539	74,394	74,877
(Deficit)/Equity:
Total (Deficit)/Equity	37,996	18,112	45,271	29,650	53,559	51,690	(44)	(19,096)	21,971	26,847
Total Liabilities and (Deficit)/Equity	$63,163	$43,833	$76,226	$61,056	$62,770	$61,181	$57,350	$38,443	$96,365	$101,724

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 162 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation		Shirley Tanker SRL		Sifnos Tanker Corporation		Silvermar Limited
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$10	$0	$-	$-	$-	$-
Voyage receivables	1,537	1,078	1,417	1,683	1,727	2,046	1,549	1,761	2,047	3,105
Other receivables	(4)	1	16	56	10	4	3	(57)	(16)	(22)
Inventory	-	458	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	240	233	47	49	23	53	240	240	29	42
Total Current Assets	1,773	1,770	1,480	1,787	1,770	2,103	1,792	1,944	2,061	3,125
Vessels and other property, less accumulated depreciation	935	706	22,496	20,931	42,556	38,369	1,040	799	34,297	14,692
Deferred drydock expenditures, net	4	117	1,887	1,270	1,389	976	(0)	887	1,564	1,489
Total Vessels, Deferred Drydock and Other Property	938	824	24,384	22,201	43,945	39,345	1,040	1,686	35,861	16,182
Investments in Affiliated Companies	-	-	-	-	-	-	-	300	703	703
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	875	875	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	5,941	5,941	9,979	9,979	10,555	10,555	5,840	5,840	17,433	17,433
Pre-petition Intercompany receivables from non-debtors	0	0	1	1	-	-	-	-	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	83	-	2,327	-	250	-	-	-	4,390
Other Assets	10	(9)	66	141	(37)	(14)	15	(8)	(12)	(5)
Total Assets	$8,663	$8,610	$35,909	$36,435	$57,109	$53,114	$8,687	$9,762	$56,046	$41,827

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	45	720	220	34	1,282	142	44	43	57	373
Total Current Liabilities Not Subject to Compromise	45	720	220	34	1,282	142	44	43	57	373

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	424	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,665	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	45	720	220	34	1,282	566	44	1,707	57	373

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	6,111	6,111	-	-	-	-
Pre-petition intercompany payables to non-debtors	11,875	11,875	34,974	34,973	19,866	19,877	12,130	12,130	5,014	5,014
Pre-petition intercompany payables to other debtors	8	8	16	16	38	38	0	0	9,736	9,736
Other liabilities	-	15,088	-	0	36,851	36,693	-	13,781	-	-
Total Liabilities Subject to Compromise	11,884	26,972	34,990	34,989	62,866	62,718	12,130	25,911	14,750	14,750

Total Liabilities	11,929	27,693	35,210	35,023	64,147	63,284	12,174	27,619	14,807	15,123
(Deficit)/Equity:
Total (Deficit)/Equity	(3,266)	(19,083)	699	1,412	(7,038)	(10,170)	(3,487)	(17,857)	41,238	26,704
Total Liabilities and (Deficit)/Equity	$8,663	$8,610	$35,909	$36,435	$57,109	$53,114	$8,687	$9,762	$56,046	$41,827

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 163 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Sixth Aframax Tanker Corporation		Skopelos Product Tanker Corporation		Star Chartering Corporation		Suezmax International Agencies, Inc.		Talara Chartering Corporation
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	459	1,680	1,715	1,859	19	(5)	14,133	290	1,692	(198)
Other receivables	6	35	33	26	-	-	522	63	26	704
Inventory	-	-	598	502	-	-	-	-	-	-
Prepaid expenses and other current assets	41	41	220	38	241	462	1,416	(0)	639	(0)
Total Current Assets	506	1,756	2,565	2,426	260	458	16,071	353	2,357	506
Vessels and other property, less accumulated depreciation	21,356	19,820	32,130	30,448	-	-	-	-	1,068	-
Deferred drydock expenditures, net	1,279	881	(2)	14	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	22,635	20,701	32,128	30,462	-	-	-	-	1,068	-
Investments in Affiliated Companies	-	-	-	-	-	-	2,864	-	542	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	8,513	8,105	19,977	19,977	8,855	8,855	35,592	35,592	11,095	11,095
Pre-petition Intercompany receivables from non-debtors	-	-	2	2	-	-	486	486	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,584	-	3,502	-	-	-	13,244	-	1,697
Other Assets	37	119	-	(27)	-	-	-	-	(20)	-
Total Assets	$31,690	$32,265	$54,673	$56,342	$9,116	$9,313	$55,012	$49,674	$15,042	$13,297

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	743	216	148	272	240	448	616	562	53	2
Total Current Liabilities Not Subject to Compromise	743	216	148	272	240	448	616	562	53	2

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	31	-	802	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	633	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	563	-	-	-
Total Liabilities Not Subject to Compromise	743	216	148	272	240	480	1,179	1,364	686	2

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	978	-	-	-
Pre-petition intercompany payables to non-debtors	5,769	5,769	17,088	17,088	8,852	8,852	54,430	54,430	21,873	21,873
Pre-petition intercompany payables to other debtors	80	80	7	7	-	-	2,592	2,592	1	1
Other liabilities	-	-	-	-	-	-	-	-	-	35,588
Total Liabilities Subject to Compromise	5,849	5,849	17,095	17,095	8,852	8,852	58,000	57,022	21,874	57,462

Total Liabilities	6,592	6,065	17,243	17,367	9,091	9,331	59,179	58,386	22,560	57,464
(Deficit)/Equity:
Total (Deficit)/Equity	25,098	26,200	37,429	38,975	24	(19)	(4,167)	(8,712)	(7,518)	(44,167)
Total Liabilities and (Deficit)/Equity	$31,690	$32,265	$54,673	$56,342	$9,116	$9,313	$55,012	$49,674	$15,042	$13,297

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 164 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Third United Shipping Corporation		Tokyo Transport Corp.		Transbulk Carriers, Inc.		Troy Chartering Corporation		Troy Product Corporation
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	3,339	5,299	-	-	173	(7)	-	-
Other receivables	-	-	18	27	-	-	13	30	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	92	89	-	-	344	(4)	-	-
Total Current Assets	-	-	3,449	5,415	-	-	531	20	-	-
Vessels and other property, less accumulated depreciation	-	-	50,753	47,180	-	-	1,101	-	-	-
Deferred drydock expenditures, net	-	-	1,950	1,338	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	52,703	48,518	-	-	1,101	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	105,125	105,125	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	10,324	10,324	295	295	30,356	30,356	58,765	58,765
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	3,611	-	-	-	-	-	-
Other Assets	-	-	(6)	(5)	-	-	(35)	-	-	-
Total Assets	$105,125	$105,125	$66,470	$67,862	$295	$295	$31,953	$30,375	$58,765	$58,765

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	326	92	-	-	68	546	-	-
Total Current Liabilities Not Subject to Compromise	-	-	326	92	-	-	68	546	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	135	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	708	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	326	92	-	-	776	681	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	8,479	8,479	-	-	42,724	42,724	58,345	58,345
Pre-petition intercompany payables to other debtors	-	-	16	16	211	211	4,372	4,372	-	-
Other liabilities	-	-	-	-	-	-	-	36,729	-	-
Total Liabilities Subject to Compromise	-	-	8,494	8,495	211	211	47,096	83,825	58,345	58,345

Total Liabilities	-	-	8,821	8,587	211	211	47,872	84,506	58,345	58,345
(Deficit)/Equity:
Total (Deficit)/Equity	105,125	105,125	57,649	59,275	85	85	(15,919)	(54,131)	420	420
Total Liabilities and (Deficit)/Equity	$105,125	$105,125	$66,470	$67,862	$295	$295	$31,953	$30,375	$58,765	$58,765

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 165 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Urban Tanker Corporation		Vega Tanker Corporation		View Tanker Corporation		Vivian Tankships Corporation		Vulpecula Chartering Corporation
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,574	1,767	-	-	2,869	2,120	-	-	753	9
Other receivables	-	-	13	(1)	-	8	-	-	2	-
Inventory	-	-	-	-	-	388	-	-	169	-
Prepaid expenses and other current assets	243	209	-	-	186	338	-	-	272	-
Total Current Assets	1,817	1,976	13	(1)	3,055	2,853	-	-	1,196	9
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,341	19,341	5,080	5,080	7,323	7,323	21,117	21,117	24,373	24,373
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	188	188
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	389	-	-	-	790	-	-	-	623
Other Assets	(9)	-	87	-	54	(13)	-	-	-	-
Total Assets	$21,448	$22,005	$5,179	$5,079	$10,432	$10,954	$21,117	$21,117	$25,757	$25,193

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	27	3	20	-	764	870	-	-	549	4
Total Current Liabilities Not Subject to Compromise	27	3	20	-	764	870	-	-	549	4

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	500	-	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	526	3	20	-	1,275	870	-	-	549	4

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,602	23,602	9	9	11,439	11,439	-	-	24,937	24,937
Pre-petition intercompany payables to other debtors	3	3	2,127	2,127	1	1	14,490	14,490	681	681
Other liabilities	-	4,870	-	-	-	3,937	-	-	-	4,350
Total Liabilities Subject to Compromise	23,604	28,474	2,136	2,136	11,440	15,377	14,490	14,490	25,618	29,968

Total Liabilities	24,131	28,477	2,156	2,136	12,715	16,247	14,490	14,490	26,167	29,972
(Deficit)/Equity:
Total (Deficit)/Equity	(2,683)	(6,472)	3,023	2,943	(2,283)	(5,293)	6,627	6,627	(410)	(4,779)
Total Liabilities and (Deficit)/Equity	$21,448	$22,005	$5,179	$5,079	$10,432	$10,954	$21,117	$21,117	$25,757	$25,193

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 166 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Wind Aframax Tanker Corporation		Combined Debtors		Eliminations		Consolidated Debtors
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$398,725	$608,365	$-	$-	$398,725	$608,365
Voyage receivables	-	-	168,830	155,458	-	-	168,830	155,458
Other receivables	10	-	48,974	17,584	-	-	48,974	17,584
Inventory	-	-	14,150	15,737	-	-	14,150	15,737
Prepaid expenses and other current assets	-	-	46,596	30,625	-	-	46,596	30,625
Total Current Assets	10	-	677,274	827,768	-	-	677,274	827,768
Vessels and other property, less accumulated depreciation	-	-	3,147,915	2,357,895	1	2	3,147,915	2,357,897
Deferred drydock expenditures, net	-	-	73,898	56,367	-	-	73,898	56,367
Total Vessels, Deferred Drydock and Other Property	-	-	3,221,813	2,414,263	1	2	3,221,813	2,414,263
Investments in Affiliated Companies	-	-	247,664	318,930	-	-	247,664	318,930
Intangible Assets, less accumulated amortization	-	-	72,413	59,167	-	-	72,413	59,167
Goodwill	-	-	9,668	-	-	-	9,668	-
Investments in subsidiaries	-	-	5,432,119	5,470,783	(5,284,205)	(5,322,862)	147,914	147,921
Intercompany loans receivable and accrued interest	-	-	448,108	410,830	(359,840)	(381,673)	88,268	29,157
Pre-petition intercompany receivables from debtors	51	51	5,843,696	5,878,546	(5,843,696)	(5,878,546)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	2,233,518	2,244,406	-	-	2,233,518	2,244,406
Post-petition intercompany receivables from non-debtors	-	-	-	17,362	-	-	-	17,362
Post-petition Intercompany receivables from debtors	-	-	-	636,111	-	(636,111)	-	-
Other Assets	-	-	16,704	26,644	30	31	16,734	26,675
Total Assets	$61	$51	$18,202,977	$18,304,809	$(11,487,710)	$(12,219,159)	$6,715,267	$6,085,649

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	0	-	73,627	351,629	62	62	73,689	351,693
Total Current Liabilities Not Subject to Compromise	0	-	73,627	351,629	62	62	73,689	351,693

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	147,811	-	(147,811)	-	-
Post-petition intercompany payables to non-debtors	-	-	-	38,067	-	-	-	38,067
Post-petition intercompany payables to other debtors	-	-	-	636,111	-	(636,111)	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	5,457	-	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	-	-	752,534	425,459	-	-	752,534	425,459
Total Liabilities Not Subject to Compromise	0	-	831,618	1,599,077	62	(783,860)	831,680	815,219

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	376,324	250,180	(359,840)	(233,862)	16,484	16,318
Pre-petition intercompany payables to non-debtors	-	-	2,142,541	2,136,587	-	-	2,142,541	2,136,587
Pre-petition intercompany payables to other debtors	-	-	5,843,696	5,878,546	(5,843,696)	(5,878,546)	-	(0)
Other liabilities	-	-	2,623,588	2,882,891	-	2	2,623,588	2,882,891
Total Liabilities Subject to Compromise	-	-	10,986,149	11,148,204	(6,203,536)	(6,112,407)	4,782,613	5,035,795

Total Liabilities	0	-	11,817,768	12,747,281	(6,203,474)	(6,896,267)	5,614,294	5,851,014
(Deficit)/Equity:
Total (Deficit)/Equity	61	51	6,385,210	5,557,528	(5,284,236)	(5,322,893)	1,100,973	234,635
Total Liabilities and (Deficit)/Equity	$61	$51	$18,202,977	$18,304,809	$(11,487,710)	$(12,219,159)	$6,715,267	$6,085,649

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 167 of 168

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and February 28, 2014

	Total Non-debtors		Eliminations		Consolidated Overseas Shipholding Group, Inc.
(000s)	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014	November 13, 2012	February 28, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$79,248	$15,907	$-	$-	$477,973	$624,272
Voyage receivables	2,923	520	-	-	171,753	155,977
Other receivables	10,321	8,117	-	-	59,295	25,700
Inventory	-	-	-	-	14,150	15,737
Prepaid expenses and other current assets	40	225	-	-	46,636	30,851
Total Current Assets	92,533	24,769	-	-	769,807	852,537
Vessels and other property, less accumulated depreciation	(12,092)	(11,324)	-	-	3,135,823	2,346,572
Deferred drydock expenditures, net	-	-	-	-	73,898	56,367
Total Vessels, Deferred Drydock and Other Property	(12,092)	(11,324)	-	-	3,209,721	2,402,939
Investments in Affiliated Companies	300	-	-	-	247,964	318,930
Intangible Assets, less accumulated amortization	242	220	-	-	72,655	59,387
Goodwill	(79)	-	-	-	9,589	-
Investments in subsidiaries	-	-	(147,914)	(147,921)	-	-
Intercompany loans receivable and accrued interest	16,484	16,318	(104,752)	(45,474)	-	-
Pre-petition intercompany receivables from debtors	2,142,541	2,136,587	(2,142,541)	(2,136,587)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	(2,233,518)	(2,244,406)	-	-
Post-petition intercompany receivables from non-debtors	-	0	-	(17,362)	-	-
Post-petition Intercompany receivables from debtors	-	38,067	-	(38,067)	-	-
Other Assets	(271)	9,424	-	-	16,464	36,099
Total Assets	$2,239,657	$2,214,059	$(4,628,725)	$(4,629,816)	$4,326,200	$3,669,892

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	19,478	29,113	-	-	93,170	380,805
Total Current Liabilities Not Subject to Compromise	19,478	29,113	-	-	93,170	380,805

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	88,268	29,157	(88,268)	(29,157)	-	-
Post-petition intercompany payables to non-debtors	-	0	-	(38,067)	-	-
Post-petition intercompany payables to other debtors	2,233,518	2,261,767	(2,233,518)	(2,261,767)	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	6,201	20,581	-	-	758,736	446,044
Total Liabilities Not Subject to Compromise	2,347,466	2,340,618	(2,321,786)	(2,328,991)	857,363	826,849

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	(16,484)	(16,318)	-	-
Pre-petition intercompany payables to non-debtors	-	-	(2,142,541)	(2,136,587)	-	-
Pre-petition intercompany payables to other debtors	-	-	-	0	-	-
Other liabilities	-	-	-	-	2,623,588	2,882,890
Total Liabilities Subject to Compromise	-	-	(2,159,025)	(2,152,904)	2,623,588	2,882,890

Total Liabilities	2,347,466	2,340,618	(4,480,811)	(4,481,895)	3,480,951	3,709,739
(Deficit)/Equity:
Total (Deficit)/Equity	(107,809)	(126,559)	(147,914)	(147,921)	845,249	(39,847)
Total Liabilities and (Deficit)/Equity	$2,239,657	$2,214,059	$(4,628,725)	$(4,629,816)	$4,326,200	$3,669,892

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 168 of 168